SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A


      Registration Statement Under The Securities Act of 1933        [ ]
      Pre-Effective Amendment No.                                    [ ]
      Post-Effective Amendment No. 52                                [X]
                and/or
      Registration Statement Under The Investment Company
      Act of 1940
      Amendment No.55                                                [X]


                                   ----------

                Registrant's Name, Address and Telephone Number:
      American Federation of Labor and Congress of Industrial Organizations
                            Housing Investment Trust*
                    2401 Pennsylvania Avenue, N.W., Suite 200
                             Washington, D.C. 20037
                                 (202) 331-8055

                     Name and Address of Agent for Service:
                                 Kenneth G. Lore
                              Bingham McCutchen LLP
                              2020 K Street, N.W.
                            Washington, DC 20006-1806

                                   ----------
It is proposed that this filing will become effective:


[x]         immediately upon filing pursuant to paragraph (b)
[ ]         on (date) pursuant to paragraph (b)
[ ]         60 days after filing pursuant to paragraph (a)(1)
[ ]         on (date) pursuant to paragraph (a)(1)
[ ]         75 days after filing pursuant to paragraph (a)(2)
[ ]         on (date) pursuant to paragraph (a)(2) of rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

*This filing relates solely to Series B--HIT Workforce Housing Fund

                                     AFL-CIO
                            HOUSING INVESTMENT TRUST

                           HIT WORKFORCE HOUSING FUND

                                     [LOGO]

                                   ----------
                                   PROSPECTUS
                                   ----------

The investment objectives of the Fund are to provide financing for the construction, preservation or acquisition of workforce housing, while generating competitive risk-adjusted total rates of return for its investors by investing in fixed-income investments, primarily multifamily and single family mortgage-backed securities and mortgage-backed obligations. The Fund also seeks to create employment for union members by requiring that all on-site construction work directly financed through the Fund's investments be performed by 100% union labor. The Fund defines workforce housing as rental or for sale housing affordable to households earning between 60% and 200% of the area median income (AMI).

      THESE  SECURITIES  HAVE  NOT BEEN  APPROVED  OR  DISAPPROVED  BY THE
      SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



      This Prospectus sets forth information about the Fund that you should know before investing. You should read and retain this Prospectus for future reference.


The date of this Prospectus is September 15, 2008.

                                TABLE OF CONTENTS

                                                                                 PAGE
INVESTMENT OBJECTIVES..........................................................     1

PRINCIPAL INVESTMENT STRATEGIES................................................     1

PRINCIPAL INVESTMENT RISKS.....................................................     2

PORTFOLIO HOLDINGS/INVESTMENT OBJECTIVE........................................     6

DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS-......     6

HIT WORKFORCE HOUSING FUND PAST PERFORMANCE....................................     7

EXPENSES OF THE HIT WORKFORCE HOUSING FUND.....................................     7

ELIGIBLE INVESTORS............................................................     12

BUYING UNITS..................................................................     12

HIT WORKFORCE HOUSING FUND STRUCTURE..........................................     14

MANAGEMENT....................................................................     14

OTHER.........................................................................     15

STATEMENT OF ADDITIONAL INFORMATION...........................................     17

CONTACT THE FUND..............................................................     17

SECURITIES AND EXCHANGE COMMISSION............................................     17

                                     AFL-CIO
                            HOUSING INVESTMENT TRUST

                           HIT WORKFORCE HOUSING FUND

                                     [LOGO]

INVESTMENT OBJECTIVES

The Fund's investment objectives are to provide financing for the construction, preservation or acquisition of workforce housing, while generating competitive risk-adjusted total rates of return for its investors (Participants) by investing in fixed-income investments, primarily multifamily and single family mortgage-backed securities and mortgage-backed obligations. The Fund also seeks to create employment for union members by requiring that all on-site construction work directly financed through the Fund's investments be performed by 100% union labor. The Fund defines workforce housing as rental or for sale housing affordable to households earning between 60% and 200% of the area median income (AMI).

PRINCIPAL INVESTMENT STRATEGIES

To accomplish its objectives, under normal market conditions, the Fund will seek to invest principally in fixed-income investments, primarily multifamily and single family mortgage-backed securities and mortgage-backed obligations, including participation interests and direct loans (collectively, Mortgage Securities) that directly or indirectly finance construction, preservation or acquisition of workforce housing.

Current income is the most important factor in the Fund's total returns over the long term. To generate current income and minimize credit risk, the Fund will seek to invest principally, but not exclusively, in Mortgage Securities that are either insured or guaranteed by the U.S. government, or its agencies or government-sponsored enterprises (GSEs) or which finance projects that will enhance local community development efforts and/or have financial or other support from local or state governments, such as tax credits or subsidies.

The Fund will seek to utilize financing tools that can reduce the loan-to-value ratio and lower default risk to support the affordability of workforce housing - including federal financing programs such as HOME funds, Community Development Block Grants (CDBG), federal and state Low Income Housing Tax Credits, and state and city housing finance agency taxable and tax-exempt financing programs. The Fund's

--------------------------------------------------------------------------------

Workforce Housing

The severe shortage of housing options affordable to middle-income workers has created a workforce housing crisis in high cost areas including New York City, San Francisco, Boston, Chicago, Los Angeles and Washington, D.C. Working families, including teachers, firefighters, police officers, nurses and other municipal workers, cannot afford market-rate housing in the communities in which they work, yet they are not eligible for subsidized housing. According to the Center for Housing Policy, the number of working families nationwide paying more than half their income for housing increased by 87% from 1997 to 2005. Working families in rental housing fared even worse with the number paying more than half their income for housing increasing by 103% in the same period. A growing gap between income growth and the cost of housing has made the shortage of housing affordable to working families more acute. The Fund seeks to develop innovative strategies to provide financing for the development and preservation of housing for these working families.

--------------------------------------------------------------------------------
investments may include tax-exempt bonds, the tax-exempt benefits of which the Fund may seek to monetize by entering into total return swap contracts with high credit quality counterparties. In addition, to promote development of workforce housing and to generate income for the Fund, the Fund may engage in direct lending, including mezzanine and bridge loans.

The Fund's staff of experienced housing professionals will assist the Fund in meeting its investment objectives by working directly with developers, local housing advocacy groups, city and state government officials and union groups to directly negotiate and structure multifamily workforce housing development transactions tailored to the Fund's risk, return and duration requirements. These individuals work with an extensive network of community-based housing groups, labor organizations, developers, bankers, and local governments which the Fund has developed to generate production of workforce housing and family-supporting union jobs.

The Fund may seek to coordinate with a commercial lender or equity sources to offer a construction loan facility specifically designed to finance construction of workforce housing.

The types of projects that the Fund intends to finance will generally require multiple financing sources. Accordingly, it is likely that these projects will have some mixed-income components and may include market-rate, affordable and workforce housing units. The Fund intends to consider any project which includes units affordable to households earning between 60% and 200% of the area median income as workforce housing. Thus, although the Fund will seek to finance projects with as many workforce housing units as possible, there is no minimum number of units necessary in a project for it to be considered workforce housing. In addition, the Fund may invest in pools of single-family mortgage securities issued or guaranteed by Fannie Mae or Freddie Mac or that are rated in the highest rating category by at least one nationally recognized statistical rating organization. The Fund intends to consider any pools which contain mortgages that finance for sale housing affordable to households earning between 60% and 200% of the area median income as workforce housing.

PRINCIPAL INVESTMENT RISKS

The value of the Fund's investments and units of beneficial interest in the Fund (Units) may go up or down and Participants' holdings in the Fund could gain or lose value. The Fund's principal risks are those of investing in fixed-income securities, which include the following types of risks:

--------------------------------------------------------------------------------
Important Definitions

Fannie Mae and Freddie Mac are federally chartered corporations whose shares are traded on the public stock exchanges and are engaged principally in providing a secondary market for mortgage obligations. As of June 30, 2008, each had a senior long-term unsecured debt rating of "AAA" from Standard & Poor's Rating Services and a long-term senior unsecured debt rating of "Aaa" from Moody's Investor Service, Inc. Mortgage Securities issued by Fannie Mae and Freddie Mac are not backed by the credit or guaranty of the United States.

The Federal Housing Administration (FHA), an agency of the U.S. government, provides mortgage insurance on loans for single-family and multifamily projects made by FHA-approved lenders throughout the United States and its territories. The Fund may invest in FHA-insured loans and in participation certificates representing interests in FHA-insured loans.

Government National Mortgage Association (GNMA) is an agency of the United States government. Mortgage Securities guaranteed by GNMA are guaranteed as to the timely payment of principal and interest. This guarantee is backed by the full faith and credit of the United States.

Commercial Mortgage Backed Securities (CMBS) are securities backed by a pool of mortgages. They are typically secured by or have interests in mortgage loans secured by mortgages on commercial property and/or residential property, and are not limited to housing. The Fund invests only in CMBS rated in the highest rating category by at least one nationally recognized statistical rating organization.
--------------------------------------------------------------------------------

Interest Rate Risk: The market value of the Fund's investments will fall at times when interest rates rise (and could fall below the principal amount of those investments). Participants who sell Units at times when interest rates have increased over levels prevailing when the Participant purchased the Units may incur a loss.

Prepayment Risk: Generally, the market value of the Fund's investments will rise at times when market interest rates fall below the interest rates on the investments. However, at such times, some borrowers may prepay the mortgage loans backing the Fund's Mortgage Securities or CMBS more quickly than might otherwise be the case. In such event, the Fund may be required to reinvest the proceeds of such prepayments in other investments at the lower prevailing interest rates. As noted below, the majority of the Fund's Mortgage Securities include restrictions on prepayments for specified periods commencing from the date of origination of the underlying mortgage loan to help protect against this risk.

Extension Risk: When market interest rates rise above the interest rates of the Fund's investments, the prepayment rate of the mortgage loans backing the Fund's Mortgage Securities or CMBS may decrease, causing the duration of the Fund's investments to lengthen and making the Fund's investments more sensitive to interest rate changes. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility.


Credit Risk: Credit risk is the risk of loss of principal and interest as a result of a default under the Fund's Mortgage Securities after a default on the underlying mortgage loan, downgrading of a security's credit rating or decline in the value of assets underlying the mortgage loan. Recent turmoil in the credit markets and problems with the housing market have caused some investors to be more sensitive to credit risk generally, including with regard to the securities in which the Fund is permitted to invest.

The Fund may invest in securities that are issued, guaranteed or insured by the United States government, Fannie Mae, Freddie Mac or the Federal Home Loan Banks (FHLBs). Historically, the credit risk associated with this type of investment has been low. Recent market conditions may have increased the credit risk because Fannie Mae, Freddie Mac and the FHLBs are privately-owned government-sponsored enterprises and their obligations are not backed by the United States government. However, the Housing and Economic Recovery Act of 2008 contains provisions effective through 2009 intended to stabilize and support these entities in the event of financial crisis.

The Fund may also invest in Mortgage Securities which have financial support from state or local governments or governmental or private entities To the extent credit enhancement for the Fund's Mortgage Securities is provided by private entities or state or local governments or agencies or instrumentalities of state or local governments, there is a greater risk that there will be a default on the underlying mortgage loan and that the insurer/guarantor will not be able to meet its insurance or guaranty obligations causing a negative impact on the Fund than is the case of loans insured or guaranteed by FHA, GNMA, Fannie Mae, Freddie Mac or the FHLBs. These Mortgage Securities will be required to have a rating of "A" or better by a nationally recognized statistical rating organization or be issued by an entity which has a rating of "A" or better by a nationally recognized statistical rating organization at the time the Fund acquires the securities. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality or an assurance of the performance or quality of any such investment. Recent market events have caused some to question the extent to which one can rely on ratings.

If the credit rating of any credit enhancement provider is reduced, the value of the investments guaranteed or insured by that entity may be reduced and could be worth less than the face amount or the price at which such securities were acquired by the Fund. There has been a recent trend for rating organizations to issue ratings reflecting lower credit quality. The Fund is not required to divest itself of assets insured or guaranteed by an entity that has been subject to a reduction in its credit rating even if the Fund would not have been authorized to acquire such asset had the reduced rating been in effect at the time the Fund acquired such asset.

CMBS typically do not have credit enhancement provided by a government agency or instrumentality, by any private mortgage insurer or by any other firm or entity. Instead, a CMBS offering will generally consist of several different classes or "tranches" of securities, which have varying levels of exposure to default. The Fund may invest only in CMBS rated in the highest rating category by at least one nationally recognized statistical rating organization. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality or an assurance of the performance or quality of any such investment. Recent market events have caused some to question the extent to which one can rely on ratings.

Default Risk: Borrowers may default under the mortgage loans that are owned by the Fund or which directly or indirectly secure the Fund's Mortgage Securities. Such defaults have become relatively more likely under current economic conditions. This may result in a loss of principal and/or interest on the related Mortgage Securities. Some forms of credit enhancement, including GNMA, Fannie Mae and Freddie Mac guarantees, significantly reduce the risk of loss of principal and/or interest on the Mortgage Securities. Mortgage Securities insured by FHA will also provide a significant reduction in the risk of loss as they are insured as to the principal amount of the related mortgage loan, but FHA deducts 1% of the principal amount of the defaulted mortgage loan as an assignment fee on an insurance claim. FHA insures interest on the defaulted mortgage loan through the date of default, but the mortgage insurance benefits do not include the accrued interest due on the date of default. FHA may also deduct certain other amounts or make other adjustments in the mortgage insurance benefits payable upon default in accordance with its mortgage insurance program.


The Fund seeks to reduce the risk of default by investing principally in credit enhanced Mortgage Securities. The provisions of credit enhancement however extend only to the face amount of the Mortgaged Securities and not to any premium in the price or value of such securities which may exist as a result of reductions in prevailing market interest rates. In the event guarantees, insurance or other credit enhancements cover any resulting losses of principal and/or interest, the greatest impact of any default on a mortgage loan securing a Mortgage Security in the Fund's portfolio will likely relate to the premature liquidation of that mortgage loan and the related Mortgage Security, resulting in the loss of the premium, if any, associated with any above market interest rate and any reduced yield from a resulting reinvestment of the proceeds in a lower interest rate environment. Direct loans made by the Fund will be subject to all risks inherent in investing in loans secured by real estate.


The Fund seeks to reduce the risk of default with respect to mortgage loans securing CMBS by investing only in CMBS rated in the highest rating category by at least one nationally recognized statistical rating organization. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality or an assurance of the performance or quality of any such investment. Recent market events have caused some to question the extent to which one can rely on ratings.


Counterparty and Convergence Risk: Total return swap (TRS) contracts entered into by the Fund in conjunction with tax-exempt bonds acquired by the Fund are subject to counterparty risk and risk of convergence of taxable rates and tax-exempt rates. Counterparty risk is the risk that the counterparty to the TRS contract fails or is unable to make the necessary payments to the Fund under the TRS contract. The Fund intends to mitigate the counterparty risk by limiting counterparties to those rated in one of the two highest rating categories by at least two nationally recognized rating organizations at the time the TRS contract is executed. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality or an assurance of the performance or quality of any such investment.

Convergence risk is the risk that the relationship between tax-exempt rates and taxable rates could move in a direction different from that expected by the Fund at the time the TRS contract is entered into. The Fund will seek to mitigate this risk by including in each TRS contract entered into by the Fund provisions permitting the Fund to terminate the TRS contract on short notice prior to maturity.


Market and Liquidity Risk: The value of some of the Fund's investments may decline due to adverse factors affecting the fixed-income markets generally, or the markets for certain types of securities or for securities relating to particular industries or sectors. This is sometimes referred to as market risk.

In addition, markets for particular types of securities may experience problems with liquidity. That is, a lack of buyers at a particular time could negatively impact the value of the securities during that period, even though the intrinsic, long-term value may remain. This is sometimes referred to as liquidity  risk.  Markets  for  securities  in which  the Fund may  invest,  for
example,   tax-exempt  bonds  and  certain
mortgage-backed securities, have experienced recent liquidity problems.

Real-Estate Related Risks: The Mortgage Securities in which the Fund invests will be subject to certain inherent risks due to the nature of the real estate assets which back or are the security for the Mortgage Securities and the fact that the mortgage loans securing or backing the Mortgage Securities will generally be non-recourse except to the mortgaged property. Current economic difficulties in the real-estate market may increase this inherent risk.


Due to the uncertainty of future events and conditions, there are no assurances that a project owner will be able to achieve and maintain sufficient rental income in order to pay all operating expenses and maintenance and repair costs and the debt service on the related mortgage loan on a timely basis. The regulatory restrictions on income and rent levels of occupants, the general level of rents prevailing in the market, the ability to achieve increases in rent to cover debt service and operating expenses, competition from other rental housing projects in the local market, project management, adverse changes in applicable laws and regulations, regulatory controls, disputes or litigation with tenants, regulators or others, compliance with environmental laws and regulations, general economic conditions and other factors in the geographic area of the project all may affect a project owner's ability to pay all such expenses, costs and debt service. In the event that a project owner is unable to pay all such costs, expenses and debt service, a default on the related Mortgage Security is likely to occur. Even if the mortgage loan does not default, the value of the related Mortgage Security may be negatively affected. Foreclosure is governed by state law and may be delayed by a variety of factors, including sometimes unique state law requirements, and bankruptcy filings and other factors which delay or impede the ability to realize on the collateral. Depending upon market conditions, the net proceeds of the sale of a property after foreclosure, maintenance and repair expenses and sale expenses may be less than the Fund's investment in the related Mortgage Security. In instances in which the Fund invests in a Mortgage Security which provides construction financing for a project, the risks will also include construction period risks, such as cost overruns, unforeseeable delays and difficulties, force majeure, changes in statutory and regulatory requirements, construction defects, delays in lease-up and attaining sustaining occupancy and the possible loss of permanent financing (if the Fund is providing only construction financing). These real estate risks will be reduced or offset to the extent that such Mortgage Securities have the benefits of credit enhancement.


Special Risks Relating to Mezzanine Loans: The mezzanine loans in which the Fund may invest involve greater risks of loss than mortgage loans secured by the same properties. Recent market events have served to heighten risks associated with mezzanine loans. The Fund expects to invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning (directly or indirectly) the real property or the entity that owns the interest in the entity owning the real property. These types of investments may involve a higher degree of risk than long-term mortgage lending secured by income-producing real property because the investment may become unsecured as a result of foreclosure by the mortgage lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the mezzanine loan. If a borrower defaults on the Fund's mezzanine loan or debt senior to the loan, or in the event of a borrower bankruptcy, the mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of a loss of principal. As a result, the Fund intends to invest in mezzanine loans where the aggregate principal amount of any mortgages and mezzanine loans is not expected to exceed 90% of the fair market value of the project and where the combined debt service coverage ratio for the mortgages and mezzanine loans is not expected to exceed 1.10 at the time of the Fund's commitment to invest.


Regulatory Agreements: Certain of the properties which secure the Mortgage Securities in which the Fund may invest may be subject to regulatory agreements which impose restrictions upon a borrower's ability to operate its project and may give a third party regulator the right to take control of the property in the event of any breach by the borrower. These restrictions, which may limit the borrower's ability to maximize revenue from the project, may include occupancy restrictions, income limitations on tenants, rent limitations, requirements for reserves and deposits, limitations on the borrower's transfer of the project or interests in the owner, limitations on permitted indebtedness, limitations on management, insurance requirements, prohibitions against changes in use or modification of the project and the like. These restrictions may adversely affect the operation of the project, affecting the economics and the value of the project, and may reduce the value of the project or its marketability after a default on the mortgage loan backing a Mortgage Security.

Availability of Investments in Workforce Housing: In order to invest in Mortgage Securities financing the construction, preservation or acquisition of workforce housing, the Fund seeks to maintain a pipeline of potential investments. Due to the inherent complexity of financing workforce housing projects, the Fund may be unable to identify sufficient projects. In addition, it is not unusual for projects to take several months or longer to close, due to market conditions, zoning and permitting regulations and the need to comply with the requirements of federal and state subsidy programs. As a consequence, notwithstanding the Fund's investment objective, the Fund may, particularly during its initial start-up period, be unable to locate investments which directly or indirectly finance workforce housing and meet its investment criteria and return requirements. Thus, although under normal circumstances, the Fund will seek to invest principally in workforce housing, there can be no guarantee that the Mortgage Securities in which the Fund invests will finance, directly or indirectly, workforce housing.

For more  information  about the risks of an investment in the Fund,  please see
"INVESTMENT  OBJECTIVES,   POLICIES  AND  RISKS--Risk  Factors"  in  the  Fund's
Statement of Additional Information (SAI).

PORTFOLIO HOLDINGS/INVESTMENT OBJECTIVE

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available under "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS- Disclosure of Portfolio Holdings" in the Fund's SAI. The Fund's investment objective may not be changed without Participant approval.

                   HIT WORKFORCE HOUSING FUND PAST PERFORMANCE


     The Fund plans to commence operations in 2009. Because the Fund does not have a full year of operations it does not disclose any performance history in this Prospectus. A fund's past performance does not necessarily indicate how the fund will perform in the future. The Fund's Units, when redeemed, may be worth more or less than their initial cost.


                   EXPENSES OF THE HIT WORKFORCE HOUSING FUND

     This table estimates and describes the fees and expenses that you will pay if you buy and hold Units in the Fund. The Fund does not assess any sales charges (load), exchange fees, or any other account fees, except a redemption fee on the sale of Units held less than one year.

Shareholder Fees (fees paid directly from your investment)

     Sales Charge (Load) Imposed on Purchases                      0.00%

     Deferred Sales Charge (Load)                                  0.00%

     Sales Charge (Load) on Reinvested Dividends                   0.00%

     Redemption Fee (if applicable)                                2.00%(1)

     Exchange Fee                                                  0.00%

     Account Fee                                                   0.00%


Estimated Annual Operating Expenses (expenses to be deducted from the Fund assets as a percentage of average net assets based on estimates for fiscal year ending December 31, 2009)

     Management Fees                                               0.00%(2)

     Distribution (12b-1) Fees                                     0.02%

     Other Expenses(3)                                             0.53%

     Total Annual Fund Operating Expenses                          0.55%


----------
(1) The redemption fee is paid to and retained by the Fund and is not a sales charge (load). The fee applies to Units redeemed within one year of purchase. Units held for one year or more or issued in connection with reinvestment of dividends are not subject to the 2% fee. See "Selling or Redeeming Units".

(2) The Fund is internally managed. Staff include portfolio managers, a team of investment officers dedicated to identifying potential investments and working with developers, housing advocates, union groups and local government officials to produce workforce housing, as well as legal, compliance and finance and administrative staff.


(3) Estimated for the first fiscal year of operation ending December 31, 2009.

Example

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Units at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                One Year                        Three Years
                --------                        -----------
                  $56                              $176

     Since the Fund charges no redemption fees for Units held one year or longer, these amounts would be the same regardless of whether you redeem your Units.


               MORE INFORMATION CONCERNING THE FUND'S INVESTMENTS

Community Investment Initiatives

The Fund's staff of experienced investment and development professionals will network with community-based housing groups, labor organizations, developers, bankers, and local governments to help identify opportunities for the Fund to invest in Mortgage Securities that directly or indirectly finance workforce housing. Fund staff will work directly in targeted regions--which may include the metropolitan areas of New York City, San Francisco, Boston, Chicago, Los Angeles and Washington, D.C.--to develop a systematic approach to meeting the need for workforce housing in the region, including through development of public-private partnerships and leveraging all available financing sources. Where appropriate, Fund staff will provide technical support to union and housing groups to support their efforts to produce and finance workforce housing suitable for investment by the Fund.

Permissible Investments

The types of Mortgage Securities in which the Fund is permitted to invest, are described below:

Federally Insured or Guaranteed Mortgage Loans, Loans and Securities

The Fund may invest in construction and permanent mortgage loans and other loans or securities which are insured or guaranteed by the federal government or an agency of the federal government, including the Federal Housing Authority (FHA), Ginnie Mae, and the Department of Veterans Affairs.

The Fund may also invest in Real Estate Mortgage Investment Conduit Securities (REMICS), collateralized by or representing an interest in a pool of mortgage loans or mortgage-backed securities which are insured or guaranteed by the federal government or an agency of the federal government.

Fannie Mae/Freddie Mac Mortgage Securities/FHLBs

The Fund may invest in mortgage loans, securities or other obligations which are issued or guaranteed by Fannie Mae or Freddie Mac (including Fannie Mae mortgage-backed securities, Freddie Mac participation certificates, and REMICS). The Fund may also invest in securities backed by the Federal Home Loan Banks
(FHLB).

Pooled Mortgage Securities

The Fund may invest in securities that are secured by single family or multifamily mortgage securities and/or single family or multifamily mortgage loans and are rated in the highest rating category by at least one nationally recognized statistical rating organization (with or without third party credit enhancement). However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality or an assurance of the performance or quality of any such investment.

State/Local Government Mortgage Securities; Privately Issued Mortgage Securities

The Fund may invest in construction and/or permanent loans, or securities backed
by  construction   and/or  permanent  loans,  or  interests  in  such  loans  or securities, provided that:

     o such loans or securities are supported by a full faith and credit guaranty of a state or local government or agency or instrumentality thereof that has general taxing authority; or

     o such loans or securities are supported by a guaranty of at least the first 75 percent of the principal amount of such loans or securities under a state insurance or guarantee program by a state related agency with a record of creditworthiness as evidenced by a rating of the agency or the obligations issued or guaranteed by such agency of A or better by a nationally recognized statistical rating organization of at the time of their acquisition by the Fund; or

     o such loans or securities are issued or guaranteed, as the case may be, by a state or local housing finance agency with a general obligation rating of "A" or better by a nationally recognized statistical rating organization at the time of acquisition by the Fund; or

     o such loans or securities are rated "A" or better by a nationally recognized statistical rating organization at the time of acquisition by the Fund.

The Fund may invest in construction and/or permanent mortgage loans which are made by a state or local government entity or any other lender, as long as the loan (or securities backed by the loan) is fully secured by a cash escrow or a letter of credit, insurance or another form of guaranty issued by an entity rated A or better at the time the Fund commits to the investment.

The Fund may also invest in state and local government credit enhanced Mortgage Securities or privately credit-enhanced Mortgage Securities which have any combination of the types of credit enhancement required for Fund investments, as long as 100% of the principal portion of the investment has an acceptable form of credit enhancement. Multiple forms of credit enhancement may be combined either concurrently or sequentially.

The Mortgage Securities described in this section will not be insured by FHA or guaranteed by GNMA or issued or guaranteed by Fannie Mae or Freddie Mac. In addition, except as specifically provided, these Mortgage Securities do not have to be rated or ratable. Ratings are only the opinions of the companies issuing them and are not guarantees as to quality or an assurance of the performance or quality of any such investment.

For more information about these types of investments and the criteria which apply to each, see "INVESTMENT OBJECTIVES, POLICIES AND RISKS--STATE/LOCAL
GOVERNMENT MORTGAGE SECURITIES; PRIVATELY CREDIT ENHANCED MORTGAGE SECURITIES" in the SAI.

Tax-Exempt Bonds and Total Return Swap Transactions

The Mortgage Securities described in several of the categories above may include tax-exempt bonds. In connection with its investment in tax-exempt bonds, the Fund may from time to time sell tax-exempt bonds to a counterparty and simultaneously enter into a TRS contract under which the Fund retains the mark-to-market risk of the bonds and agrees to pay a variable interest rate in exchange for fixed rate interest payments similar to the bond coupon. The Fund may only enter into such TRS contracts with counterparties that are rated in one of the two highest categories by at least two nationally recognized statistical rating organizations at the time the Fund enters into the TRS contract. A

TRS contract is a contract in which one party (here the Fund) makes payments based on a set rate, either fixed or variable, while the other party (here the counterparty) makes payments based on the return on a reference asset (in this case a tax-exempt bond backed by a mortgage securing a multifamily property), which includes both the income it generates and gains or losses related to price change of the bonds. Ratings are only the opinions of the companies issuing them and are not guarantees as to quality or an assurance of the performance or quality of any such investment.

For more information about these types of portfolio holdings, see "INVESTMENT OBJECTIVES, POLICIES AND RISKS--TOTAL RETURN SWAP TRANSACTIONS" in the SAI.

Other Loans

The Fund may invest as a direct lender in mortgage loans, credit-enhanced bridge loans and mezzanine loans, provided that the total principal amount of such investments outstanding from time to time shall not exceed 15% of the value of all of the Fund's assets.


The Fund may make construction and/or mortgage loans to finance workforce housing projects; provided, that the loan-to-value ratio not exceed 80% and that the minimum debt service coverage at stabilization be at least 1.25, based upon the Fund's projection of future income and expenses at the time the Fund commits to lend.


The Fund may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning (directly or indirectly) the real property or the entity that owns the interest in the entity owning the real property. The Fund intends to invest in mezzanine loans only where the aggregate principal amount of any mortgages and mezzanine loans is not expected to exceed 90% of the fair market value of the project and where the combined debt service coverage ratio for the mortgages and mezzanine loans is not expected to exceed 1.10, based upon the Fund's' projections of future income and expenses at the time the Fund commits to lend.


The Fund may also make bridge loans to finance workforce housing projects, the owners of which may be eligible to receive and have allocations or other rights to receive federal low-income housing tax credits or federal rehabilitation tax credits, federal new market tax credits, or state or local tax credits. In addition, the Fund may make bridge loans that are secured by an interest in the subject real estate, provided that the loan-to-value ratio does not exceed 80%. Any such loans may be credit-enhanced.


For more information about these types of portfolio holdings, see "INVESTMENT OBJECTIVES, POLICIES AND RISKS--OTHER LOANS" in the SAI.

Commercial Mortgage Backed Securities (CMBS)

The Fund may invest in CMBS, as long as such securities are rated in the highest rating category by at least one nationally recognized statistical rating organization. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality or an assurance of the performance or quality of any such investment.

Other Securities

The Fund may invest in: (i) securities issued by the U.S. Treasury or (ii) corporate securities issued or guaranteed by Fannie Mae and Freddie Mac or the FHLBs (collectively, Other Securities).

Pending investment in Mortgage Securities or Other Securities, the Fund's assets may be held in various short-term instruments, including United States Treasury issues, repurchase agreements, federal agency issues, mutual funds that invest in such securities, certificates of deposit and other obligations of domestic banks, commercial paper, collateral loans and warehousing agreements and instruments which are liquid but which may or may not be secured by real estate or by federal guarantees or insurance (collectively, Short-Term Investments).

Other Investment Strategies

The Fund periodically buys or sells Mortgage Securities and Other Securities in order to address fluctuations in the expected weighted average life of the Fund's portfolio, manage the duration of the portfolio and maintain a desirable level of portfolio diversification. Weighted average life is the average expected life of a security, taking into account the maturity, amortization and likelihood of prepayment of the security. Duration is a risk measure used to express the price (value) sensitivity of a fixed-income security as it relates to changes in the general level of interest rates. Duration measures this sensitivity more accurately than maturity because it takes into account the time value of the projected cash flows generated by the security over its life. Duration is calculated by discounting the future interest and principal payments to reflect their present value and then multiplying such payments by the number of years they will be received to produce a value expressed in years. Effective duration takes into account call features and prepayment expectations that may shorten or extend the expected life of a security.

To mitigate prepayment risk, the Fund typically negotiates prepayment restrictions for its investments in Mortgage Securities backed by multifamily projects. Such prepayment restrictions, also known as "call protection," can take the form of prepayment lockouts, prepayment premiums, yield maintenance premiums or a combination of the foregoing.

The Fund invests in Mortgage Securities originated under forward commitments, in which the Fund agrees to purchase an investment in or backed by mortgage loans that have not yet closed. For multifamily projects to be built, the Fund typically agrees to a fixed interest rate and purchase price for Mortgage Securities to be delivered in the future. In the event that prevailing market interest rates are below the agreed upon interest rate on a loan to be acquired by the Fund at the time the mortgage loan is to be closed, the borrower may not close on the mortgage loan and the anticipated Mortgage Security may not be delivered to the Fund.

The Fund's Mortgage Securities are directly or indirectly secured by mortgages or liens on real estate or are related to real estate, resulting in a concentration of investments in the real estate industry.

For more information about the Fund's investment objectives and permitted investments, see "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS" in the SAI.

           BUYING AND SELLING UNITS IN THE HIT WORKFORCE HOUSING FUND

                               ELIGIBLE INVESTORS

Only "Eligible Pension Plans" may purchase Units in the Fund. Pursuant to the Declaration of Trust, "Eligible Pension Plans" means certain plans which have beneficiaries who are represented by a Labor Organization and which are managed without the direct intervention of the beneficiaries (Eligible Pension Plan). These include pension plans constituting qualified trusts under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), governmental plans within the meaning of Section 414(d) of the Code, and master trusts that hold assets of at least one such pension plan or governmental plan. These also include non-United States pension or retirement programs, including those in Canada and the European Union, that are similar to U.S. state or local governmental plans or that are subject to regulations that are similar in purpose and intent to the Employees Retirement Income Security Act of 1974, as amended.

A "Labor Organization" is defined in the Declaration of Trust as an organization in which employees participate, directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning terms or conditions of employment, and any employee benefit plan of such an organization, or any other organization which is, in the discretion of the Board of Trustees of the Trust, affiliated with or sponsored by such a Labor Organization.

For more information about the eligible investors in the Fund, please see "PARTICIPANT UNITS--ELIGIBLE PARTICIPANTS" in the SAI. To inquire about the purchase or sale of Units in the Fund, contact the Fund at the address and telephone number on the back cover of this Prospectus.

                                  BUYING UNITS

Units in the Fund may be purchased only from the Fund. A minimum initial investment of $10,000,000 is required. Whole or fractional Units may be purchased. Units may only be purchased as of the last business day of each quarter (a purchase date). The Fund defines "business day" as a day on which the major bond markets in New York are open. Each purchase order will be processed and priced as of the last business day of the quarter in which it is received. You must remit your purchase order and the required payment for your Units to the Fund's transfer agent by check or wire transfer for receipt by the transfer agent no later than 4:00 p.m. Eastern time on the actual purchase date. All purchase payments received prior to the actual purchase date will be held in one or more short-term investment vehicles, as directed by the Participant, until the actual purchase date. A copy of the participation form that must accompany your purchase payment is available from the Fund at no charge upon request. All Units are sold without any sales charge (load) or commission. Units are issued and redeemed by book entry and without physical delivery of any securities. The Fund has the right to reject any purchase order or suspend or modify the sale of Units.

The price of all Units purchased will be equal to their net asset value, or NAV, as of the close of business of the major bond markets in New York (normally 4:00 p.m., Eastern Time) on the last business day of each quarter. The major bond markets in New York are closed on certain holidays listed in the SAI. See "VALUATION OF UNITS" in the SAI. The NAV is calculated by dividing the total value of the Fund (the value of all of the Fund's assets minus all of the Fund's liabilities) by the total number of Units outstanding on the date of calculation. The Fund calculates the NAV of the Units only as of the last business day of each quarter.

The Fund, through its fund accountant, uses readily available independent market sources that provide the basis for the quarterly valuation of the Fund's assets for which there are readily available market quotations. These values are checked for reasonableness by Fund staff. The Fund's assets for which there are no readily available market quotations are valued at fair value determined in good faith under procedures approved by the Board of Trustees. The Fund has retained an independent firm to determine the fair value of such securities. This process, commonly referred to as "marking to market," ensures that the valuation of the assets in the Fund's portfolio accurately reflects the fair value of each investment, based on its unique characteristics. In accordance with the procedures adopted by the Board, the quarterly third-party valuation is reviewed by Fund staff to determine whether valuation adjustments are appropriate based on any material impairments in value arising from specific facts and circumstances of the investment (e.g., mortgage defaults). All such Fund adjustments must be reviewed and approved by the independent valuation firm prior to incorporation into the NAV. Short-Term Investments are valued at amortized cost, which constitutes fair value under the procedures adopted by the Board of Trustees.

For more information on the valuation methodology the Fund uses, see "VALUATION OF UNITS" in the SAI.

                           SELLING OR REDEEMING UNITS

The Trust (as defined below) has been granted an exemption by the SEC permitting it to value its assets and accept redemption requests on a quarterly basis. Accordingly, the Fund currently accepts and satisfies redemption requests on a quarterly basis as of the last business day of each calendar quarter. You may not sell or transfer your Units to anyone other than the Fund and you may not pledge your Units. You may redeem whole or fractional Units. If you want to sell your Units, you must submit a redemption request to the Fund in writing and it must be received at least 60 days before the last business day of the quarter, although the Fund may in its sole discretion waive the 60-day notice requirement. Absent a waiver, redemption requests received less than 60 days before the last business day of the quarter will be satisfied as of the last business day of the following calendar quarter. You may submit redemption requests by facsimile.

The Fund charges a 2.00% redemption fee for the redemption of Units held less than one year. If applicable, the fee is withheld from redemption proceeds and retained by the Fund in order to offset the portfolio transaction and other costs incurred by the Fund in connection with a withdrawal from the Fund. Units held for one year or more or issued in connection with reinvestment of dividends are not subject to the 2.00% fee. Units you have held the longest will be redeemed first.

The Fund will redeem Units at their NAV calculated as of the last business day of the applicable quarter, less the redemption fee of 2.00%, if applicable. It usually takes five business days to calculate the Fund's NAV after the last business day of the quarter. The proceeds of any redemption request will be paid to redeeming Participants by check or wire transfer as soon as practicable, but no later than seven business days after the last business day of the quarter.

The Fund may deliver securities, mortgages or other assets in full or partial satisfaction of a redemption request. A Participant that receives such assets may incur expenses in selling or disposing of such assets for cash.

As described above, pursuant to an exemption granted by the SEC, the Fund accepts purchase and redemption requests and prices its portfolio quarterly. In addition, the Fund charges a redemption fee of 2.00% for redemption of Units held less than one year. Accordingly, there is minimal risk that Participants can engage in frequent purchases and redemptions of Units in a manner that would affect the interests of other Participants. Because of this minimal risk, the Board of Trustees has not found it necessary to adopt additional policies and procedures with respect to frequent purchases and redemptions of Units by Participants.

                     DISTRIBUTION CHARGES (RULE 12b-1 FEES)


The Board of Trustees has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940, as amended, that allows it to pay distribution fees for the sale and distribution of its Units in an amount not to exceed $250,000 per fiscal year. It is expected that the initial unit-holder will approve this plan prior to the commencement of operations. The types of fees and expenses addressed in the plan primarily include the printing and mailing of prospectuses to other than current Participants, compensation to sales personnel (salaries plus fringe benefits), travel and meeting expenses, office supplies, consulting fees and expenses, and expenses for printing and mailing of sales literature. Any change in the plan for distribution that materially increases the amount of distribution expenses requires the approval of the holders of a majority of the Fund's outstanding Units. The Fund expects that these fees will not exceed $250,000 for calendar year 2009.


Because these fees are paid out of the Fund's average net assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                            MANAGEMENT AND STRUCTURE

HIT WORKFORCE HOUSING FUND STRUCTURE

The Fund is a separate series of the AFL-CIO Housing Investment Trust (Trust). The Trust is organized in the District of Columbia as a common law business trust, registered under the Investment Company Act of 1940, as amended, as an open-end investment company (or mutual fund) with two, separate series--the AFL-CIO Housing Investment Trust and the Fund. Because the Fund is internally managed, all of the officers and employees who oversee the management of the Fund are employees of the Trust.

The majority of jurisdictions in the United States recognize a trust such as the Trust as a separate legal entity, wholly distinct from its beneficiaries. In those jurisdictions, the beneficiaries are not liable for the debts or other obligations of a business trust. A few jurisdictions do not recognize "business trusts" as separate legal entities and hold the beneficiaries of such trusts personally liable for actions of the business trusts. The Fund will not exclude otherwise eligible investors in such jurisdictions from investing in Units. It is the practice of the Trust to require that every written contract that the Trust or any of its series (including the Fund) executes include a provision that states that the contract is not binding upon any of the Trustees, officers or Participants of any series personally, but is solely an obligation of the Trust or such series, as applicable (including the Fund). In most jurisdictions, Participants will have no personal liability under any contract which contains this provision. However, in jurisdictions that do not recognize the separate legal status of a trust such as the Trust, Participants could be held personally liable for claims against the Trust or the Fund. These claims could include contract claims where the contract does not limit personal liability, tort claims, tax claims and certain other statutory liabilities. If such liability were ever imposed upon Participants, Participants would be liable only to the extent that the Fund's assets and insurance were not adequate to satisfy the claims.

MANAGEMENT

Overall responsibility for the management of the Fund is vested in the Trust Board of Trustees. Up to 12 of the Trustees may be officers of the AFL-CIO or its member unions (Union Trustees); up to 12 Trustees may be either (i) officers or management employees of organizations which contribute to an Eligible Pension Plan or officers or management employees of an Eligible Pension Plan, or (ii) officers, directors or Trustees of housing, finance or real estate development organizations or current or former federal, state or local government officials (collectively, Management Trustees). One Trustee, the Chairman, must be an individual who is not an officer, Trustee or employee of any organization that participates in any series of the Trust. As of June 25, 2008, the Board of Trustees consisted of the Chairman, eight Union Trustees and five Management Trustees. The number of Management Trustees may not exceed the number of Union Trustees, unless a Union Trustee dies or resigns before the expiration of his or her term.

In order to provide advice to the Fund on attaining its workforce housing objectives by bringing together leading figures in the fields of housing, government and development, the Fund will seek to constitute a separate Advisory Board. The Advisory Board is expected to be comprised of up to three members of the Trust Board and up to eight members representing key investors in the Fund, government officials and housing finance and development professionals. It is expected that once it has been constituted, the Advisory Board will meet quarterly.

Between meetings of the full Board of Trustees, the Executive Committee of the Board of Trustees, currently consisting of the Chairman, one Union Trustee and one Management Trustee, acts for the Board in overseeing Fund affairs. The Executive Committee currently meets approximately four times a year. The Chief Executive Officer, assisted by the other officers of the Trust, is responsible for the day-to-day administration of the Fund.

Management of the Fund's portfolio is conducted by the Portfolio Management Group and the Portfolio Management Committee of the Trust. The Portfolio Management Group is responsible for the day-to-day management of the Fund's portfolio. The Portfolio Management Committee sets the Fund's portfolio management strategy and oversees the work of the Portfolio Management Group. The Fund is internally managed and has no outside investment adviser.

Chang Suh, Chief Portfolio Manager of the Fund, is primarily responsible for the day-to-day management of the Fund's portfolio.

Marcie Cohen serves as the Chief Investment Officer of the Fund. Assisted by a staff of housing finance professionals, the Chief Investment Officer seeks to source investment opportunities in workforce housing for the Trust. Regional offices, including New York City, work under the direction of the Chief Investment Officer to achieve these goals. The Chief Investment Officer works under the direction of a senior management committee dedicated to promotion of the Fund's workforce housing initiatives.

Any proposed single investment or transaction that exceeds $50 million requires the approval of the Executive Committee of the Board of Trustees.

OTHER

From time to time, the Fund may make contributions to various organizations that promote, among other things, primarily the production of housing or the labor movement. Some of these contributions are included in the expenses covered under the Fund's Rule 12b-1 Plan.

                             DISTRIBUTIONS AND TAXES

The Fund distributes net income quarterly and any capital gains at the end of each fiscal year. Participants may elect to receive these distributions in cash or have them reinvested in additional Units.

The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, the Fund is not required to pay federal income tax on income and net capital gains distributed to Participants. Participation in the Fund is limited to certain Eligible Pension Plans which provide evidence to the Fund that they are exempt from federal income taxation. Tax-exempt organizations are subject to tax on unrelated business income.

The foregoing is a summary of some of the important federal income tax considerations affecting Participants and is not a complete analysis of all relevant tax considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding Units. Participants should consult their own tax advisors regarding specific questions of federal, state, local or foreign tax considerations, including the application of the unrelated business income tax. The Fund has not and will not make any determination as to the tax-exempt status of any participant.

FINANCIAL HIGHLIGHTS


The Fund has not yet started operations. Because the Fund does not have a full year of operations it does not disclose any financial highlights in this Prospectus.

                                     AFL-CIO
                            HOUSING INVESTMENT TRUST
                           HIT WORKFORCE HOUSING FUND

                                     [LOGO]

Please read this Prospectus before you invest in the Fund and keep it for future reference. For further information, please refer to the following:

STATEMENT OF ADDITIONAL INFORMATION

      A Statement of Additional Information (SAI) (legally considered to be part of this Prospectus) that includes additional information about the Fund has been filed with the SEC. The SAI is incorporated by reference in this Prospectus. No other information is incorporated by reference in this Prospectus. The SAI may be obtained as provided below.

CONTACT THE FUND


      The SAI and, after August 2009, our reports to Participants are available upon request without charge from our headquarters. Please contact the Fund to request the SAI, as follows:


      By telephone:  Collect at 202-331-8055

      In writing:    Marketing Department
                     AFL-CIO Housing Investment Trust
                     2401 Pennsylvania Ave., N.W., Suite 200
                     Washington, D.C. 20036-5331

      Website address: www.aflcio-hit.com

SECURITIES AND EXCHANGE COMMISSION

      Information about the Fund (including the SAI) can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Annual and Semi-Annual Reports to Participants and other information about the Fund, are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Investment Company Act File #811-3493.

                   PART B. STATEMENT OF ADDITIONAL INFORMATION

                                     AFL-CIO
                            HOUSING INVESTMENT TRUST

                           HIT WORKFORCE HOUSING FUND

                    2401 Pennsylvania Avenue, N.W., Suite 200
                             Washington, D.C. 20037

                                 (202) 331-8055
                                   ----------
                       STATEMENT OF ADDITIONAL INFORMATION
                                   ----------


      This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the HIT Workforce Housing Fund (the
Fund), dated September 15, 2008 (Prospectus), which has been filed with the Securities and Exchange Commission (SEC) and can be obtained, without charge, from the Fund by calling collect 202-331-8055, by visiting www.aflcio-hit.com or by writing to 2401 Pennsylvania, N.W., Suite 200, Washington, DC 20037. This Statement of Additional Information regards the Fund and incorporates by reference the Prospectus.

      The date of this Statement of Additional Information is September 15,
2008.

                                TABLE OF CONTENTS

HISTORY.......................................................................................      1
GENERAL.......................................................................................      1
EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF THE INVESTMENT COMPANY ACT...........................      1
DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS......................      2
GENERAL.......................................................................................      2
      Federally Insured or Guaranteed Mortgage Securities.....................................      2
      Fannie Mae and Freddie Mac Securities/FHLBs.............................................      3
      Contingent Interest Mortgage Loans......................................................      4
      Early Repayment Loans...................................................................      4
      Pass-Through and Pay-Through Securities.................................................      5
      State and Local Government Credit-Enhanced Mortgage Securities; Privately Credit-
      Enhanced Mortgage Securities............................................................      5
      Other Securities........................................................................     11
      Pre-Construction Commitments............................................................     12
      Forward Commitments.....................................................................     12
      Temporary Investments...................................................................     12
      Total Return Swap Agreements in Connection with Tax-Exempt Bonds........................     13
      Other Fund Policies.....................................................................     14
      Investment Restrictions.................................................................     15
      Risk Factors............................................................................     16
MANAGEMENT OF THE TRUST AND THE HIT WORKFORCE HOUSING FUND....................................     25
THE RETIREMENT PLAN...........................................................................     31
THE 401(K) PLAN...............................................................................     32
CODE OF ETHICS................................................................................     32
PORTFOLIO MANAGER.............................................................................     32
INVESTMENT ADVISER............................................................................     33
SALES AND DISTRIBUTION ACTIVITIES.............................................................     33
PARTICIPANT UNITS.............................................................................     34
      Securities Offered......................................................................     34
      Eligible Participants...................................................................     35
VALUATION OF UNITS............................................................................     36
SHORT-TERM INVESTMENTS........................................................................     36
      Mortgage Securities And OTHER Securities................................................     36
      State and Local Government Credit-Enhanced Mortgage Securities AND Privately
      Credit-Enhanced Mortgage Securities.....................................................     37
      Contingent Interest Loans...............................................................     38
DISTRIBUTIONS AND TAX ISSUES..................................................................     39
      Distributions...........................................................................     39
      Tax Issues..............................................................................     39
PERFORMANCE DATA..............................................................................     40
GENERAL INFORMATION...........................................................................     41
      Auditors and Financial Statements.......................................................     41
      Custodian and Transfer Agent............................................................     41
      Legal Matters...........................................................................     41

      Insurance and Bonding...................................................................     41
      Press Releases and Reports and Other Communications.....................................     42
FINANCIAL STATEMENTS..........................................................................     42
APPENDIX A - STANDARD & POOR'S DEBT RATING DEFINITIONS........................................    A-1
APPENDIX B - STANDARD & POOR'S HFA GO DEBT AND STATE HFA ISSUER...............................    B-1
APPENDIX C - STANDARD & POOR'S DEBT RATING DEFINITIONS........................................    C-1
APPENDIX D - MOODY'S DEBT RATING DEFINITIONS..................................................    D-1
APPENDIX E - MOODY'S COMMERCIAL PAPER RATING DEFINITIONS......................................    E-1

HISTORY

GENERAL

      The American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (Trust) is a common law trust created under the laws of the District of Columbia pursuant to a Declaration of Trust originally executed September 19, 1981. The name of the Trust was changed from "AFL-CIO Pooled Investment Trust" on May 27, 1982. The Trust acquired all the assets of the AFL-CIO Mortgage Investment Trust (Mortgage Trust) in exchange for units of the Trust on the basis of relative net asset values as of September 30, 1984. The exchange was approved by order of the Securities and Exchange Commission (SEC) dated October 1, 1984. Trust units received in the exchange were distributed on a pro rata basis to Mortgage Trust participants as of September 30, 1984 and the Mortgage Trust was thereupon liquidated.

      The Trust is registered with the SEC as an open-end investment company under the Investment Company Act of 1940, as amended (Investment Company Act) and currently consists of two series, the AFL-CIO Housing Investment Trust--Workforce Housing Fund (Fund) and the AFL-CIO Housing Investment Trust
(HIT). This SAI relates only to the Fund and not to any other series of the Trust.

EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF THE INVESTMENT COMPANY ACT

      On April 21, 1982 the Trust obtained from the SEC an order under Section 6(c) of the Investment Company Act, exempting the Trust, and by extension the Fund, from certain requirements of that Act (SEC Release No. 12387). The following is a brief summary of certain of these exemptions.

Nondiversification

      The Investment Company Act provides that no registered investment company shall change its subclassification from diversified to nondiversified without the shareholders' authorization. Under Section 5(b) of the Investment Company Act, a "diversified company" is:

            o     A management company which meets the following requirements:
                  At least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer.

            o A "nondiversified company" means any management company other than a diversified company.

      The Fund will seek to remain as diversified as practicable. Because, however, the mortgage securities in which it proposes to invest are often offered in large denominations, the Fund may shift from time to time from diversified to nondiversified status. The Trust has obtained an exemption from the requirement of a shareholder vote before shifting its diversification status.

Redemption Restrictions

      Section 22(c) of the Investment Company Act and SEC Rule 22c-1 thereunder provide that no registered investment company issuing a redeemable security and no principal underwriter of such company shall sell or redeem any such security except at a price based on the current net asset value of such security that is next computed after receipt of a tender of such security for redemption or of an order to purchase such security. Section 22(e) provides that no registered investment company shall postpone the date of payment upon redemption of a redeemable security in accordance with its terms for more than seven days after the tender of such security for redemption except in certain limited circumstances. The Fund's redemption policies do not conform to these requirements. See "BUYING AND SELLING UNITS IN THE HIT WORKFORCE HOUSING FUND--Selling or Redeeming Units" in the Prospectus. The Trust has obtained an exemption from generally applicable redemption requirements on the grounds that the interests of its participants will make investment and redemption other than on a quarterly basis unnecessary and that daily valuation of the portfolio investments would be unduly burdensome.

DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS

GENERAL

      The Fund's investment objectives are to provide financing for the construction, preservation or acquisition of workforce housing, while generating competitive risk-adjusted total rates of return for its investors. The Fund also seeks to create employment for union members by requiring that all on-site construction work directly financed through the Fund's investments be performed by 100% union labor. The Fund defines workforce housing as rental or for sale housing affordable to households earning between 60% and 200% of the area median income (AMI). To accomplish these objectives, under normal market conditions, the Fund will invest principally in Mortgage Securities that directly or indirectly finance construction, preservation or acquisition of workforce housing.

PORTFOLIO SECURITIES

      The following discussion supplements the information regarding the investment objectives and policies of the Fund, as set forth in the Prospectus, and describes the types of investments and investment practices that the Fund is generally permitted (but not required) to make or engage in, subject to the Fund's investment objectives. Please see "Investment Objectives", "Principal Investment Strategies" and "Principal Investment Risks" in the Prospectus for a summary of the investment objectives, strategies and risks of the fund.(1)

Federally Insured or Guaranteed Mortgage Securities

      The Fund may invest in Mortgage Securities that are federally insured or guaranteed. The term "assets" as used herein means funds invested or available for investment by the Fund. Under existing federal housing programs, the federally insured or guaranteed mortgage loans eligible for direct purchase by the Fund are mortgage loans insured by the Department of Housing and Urban Development (HUD) acting by and through the Federal Housing Authority (FHA) to provide construction and/or permanent financing for multifamily housing projects and assisted living facilities or to finance the purchase and ownership of completed single family dwellings and, in some circumstances, the construction or renovation of single family dwellings. FHA-insured multifamily mortgage loans typically have maturities that range from 10 to 40 years from project completion and commencement of principal repayments. FHA-insured single family mortgage loans typically have a 30-year term. The Fund may also purchase mortgage loans guaranteed by the Veterans Administration (VA) to finance the purchase of single family dwellings. Obligations of FHA are backed by the General Insurance Fund established pursuant to the National Housing Act of 1934, as amended. VA obligations are backed by the Loan Guaranty Revolving Fund.

         The Fund may also purchase notes or other obligations guaranteed under
Section 108 of the Housing and Community Development Act of 1974, as amended (Section 108). Under Section 108, HUD is authorized to guaranty notes or other obligations issued by eligible public entities; the proceeds from the sale of the notes are used by such public entities for eligible community development and economic development activities, including rehabilitation of privately owned or publicly owned housing. The Fund may purchase such notes in cases where the proceeds will be used to finance the construction or rehabilitation of housing, and may invest in mortgage loans for the construction or rehabilitation of housing if such mortgage loans are guaranteed under Section 108. Section

----------
(1) Certain of the Fund's authorized investments are tied to ratings at various levels by one or more nationally recognized statistical rating organizations. A summary description of the general debt rating definitions of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), is set forth in Appendix A. The debt rating categories of other nationally recognized statistical rating organizations are similar to those of S&P. A summary description of S&P's HFA General Obligation ("GO") Debt and State HFA Issuer Credit Rating Criteria is set forth in Appendix B. Appendix C contains a summary description of the debt rating definitions used by S&P. Appendix D contains a summary description of the general debt rating definitions used by Moody's Investors Service ("Moody's"). Appendix E contains a summary description of the commercial paper rating definitions used by Moody's. Ratings are only the opinions of the companies issuing them and are not guarantees as to quality or an assurance of the performance or quality of any such investment.

108-guaranteed notes have terms not exceeding 20 years and bear interest rates that are generally slightly higher than rates on Treasury obligations of comparable maturity. Under Section 108, the timely payment of all principal of and interest on the guaranteed note is guaranteed by the full faith and credit of the United States.

      The Fund may also purchase federally guaranteed mortgage-backed certificates, known as GNMA securities. Such certificates are issued by a mortgage banker or other lender and carry the right to receive principal and interest payments related to scheduled payments of principal and interest under one or more identified mortgages. Full and timely payment under these mortgage-backed securities is guaranteed by Ginnie Mae and backed by the full faith and credit of the United States. These Ginnie Mae securities are readily marketable, generally at publicly quoted prices. Such Ginnie Mae securities generally bear interest at rates ranging from 0.25% to 0.50% less than the interest rates on the whole loans backing such securities, reflecting the cost of the servicing and Ginnie Mae guaranty of the mortgages in the pool. Further, the Fund may purchase Real Estate Mortgage Investment Conduit Securities (REMICS) collateralized by or representing an interest in a pool of Ginnie Mae mortgage-backed securities.

Fannie Mae and Freddie Mac Securities/FHLBs

      The Fund may invest assets in Fannie Mae and Freddie Mac securities, which consist of (i) obligations issued or guaranteed by Fannie Mae or Freddie Mac, including Fannie Mae and Freddie Mac mortgage-backed securities (including Freddie Mac participation certificates) backed by pooled conventional mortgages,
(ii) securities that are backed by Fannie Mae or Freddie Mac and are, at the time of their acquisition by the Fund, rated in one of the two highest categories by at least one nationally recognized statistical rating organization and (iii) REMICS collateralized by or representing an interest in a pool of Fannie Mae and Freddie Mac mortgage-backed securities. The backing referred to in clause (ii) may take the form of Fannie Mae mortgage-backed securities and Freddie Mac participation certificates. See "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS - Pass-Through and Pay-Through Securities" below.

      Fannie Mae and Freddie Mac are federally chartered corporations engaged principally in providing a secondary market for mortgage obligations. Neither Fannie Mae mortgage-backed securities nor Freddie Mac participation certificates, nor any other Fannie Mae or Freddie Mac securities, are federally insured or guaranteed.

      The single family Fannie Mae and Freddie Mac mortgage-backed securities that may be purchased by the Fund may be backed by either fixed rate or adjustable rate mortgage loans. The Fund anticipates that if prevailing interest rates for adjustable rate mortgage loans are more favorable to mortgagors than fixed rates, a larger portion of the single family Fannie Mae and Freddie Mac securities it purchases may be backed by adjustable rate mortgage loans. There are a wide variety of adjustable rate mortgage loans that may be used to back the single family Fannie Mae and Freddie Mac securities. These range from loans on which the interest rate is adjusted periodically (with adjustments occurring from every 6 months to annually to each 3 or 5 years) based upon a specified market index at the time of each adjustment, to loans which carry a fixed interest rate for a specified period of time (e.g., 3, 5, 7 or 10 years) after which the interest rate on the loan is adjusted annually based on a specified market index. Some types of the adjustable rate mortgage loans which may back single family Fannie Mae and Freddie Mac securities also have provisions under which they may be converted into fixed rate mortgage loans at the option of the mortgagor at specified times. With respect to the single family Fannie Mae and Freddie Mac securities backed by adjustable rate mortgage loans, Fannie Mae or Freddie Mac, as applicable, guaranties the timely payment of interest, based upon the interest rates borne by the underlying mortgage loans, as the same are adjusted from time to time, less applicable servicing and guaranty fees.

      The Federal Home Loan Bank System consists of twelve regional FHLBs and the FHLBs' Office of Finance and is supervised and regulated by the Federal Housing Finance Board. The Federal Housing Finance Board is an independent agency in the executive branch of the United States government. It has five members who are appointed by the President and confirmed by the United States Senate. The Office of Finance is a joint office of the FHLBs established by the Federal Housing Finance Board to facilitate the issuance and servicing of consolidated obligations of the FHLBs. The Federal Home Loan Bank system was created by Congress in 1932 to improve the availability of money to support home ownership. The FHLBs make loans, called advances, to their members and eligible nonmember mortgagees that are secured by mortgages and other collateral pledged by the members and mortgagees. Advances generally provide funds for mortgage originations and portfolio lending and also may be used to provide funds to any member "community financial institution" for loans to small business, small farms and small agribusiness.

      Since January 2, 2001, the FHLBs have issued debt securities through the Office of Finance as their agent. Prior to that date, the FHLBs obligations were issued by the Office of Finance as the agent of the Federal Housing Finance Board. FHLBs debt securities include discount notes, bonds with fixed rates and fixed maturities, callable bonds, putable bonds, variable rate bonds and global bonds. Discount notes generally have maturities raging from 1 to 360 days and bonds generally have maturities ranging from 1 year to 10 years, but the bonds are not subject to any statutory or regulatory limits on maturity. These securities are sold through a dealer network or as direct placements. These securities are joint and several obligations of the twelve FHLBs and are backed solely by the resources of the FHLBs. As of June 30, 2008, all long-term debt securities issued by the Federal Home Loan Bank system carried "AAA" ratings from S&P and "Aaa" ratings from Moody's. Each FHLB is required to operate in such a manner and to take whatever actions are necessary to ensure that the FHLBs' debt securities receive and maintain the highest credit rating from any nationally recognized statistical rating organization that currently rates such securities. FHLBs debt securities are not obligations of the United States and are not guaranteed by the United States.

      Each of the twelve regional FHLBs is an instrumentality of the United States organized under the authority of the Federal Home Loan Bank Act of 1932, as amended. Each is a privately capitalized, separate corporate entity and has its own management, employees and board of directors. Each FHLB is a cooperative in that only member institutions own the capital stock of the FHLB and receive dividends on their investment. Each FHLB conducts business almost exclusively with member institutions and the majority of directors of each FHLB is elected by and from its membership. Additional information about the FHLBs can be found in the FHLBs' Combined Financial Report and on its website at www.fhlbanks.com or at www.fhfb.gov.

Contingent Interest Mortgage Loans

      The Fund is authorized to make or invest in federal government-related, Fannie Mae or Freddie Mac contingent interest mortgage loans. A contingent interest mortgage loan of this type is a mortgage loan on a rental project which provides for repayment of principal and base interest at a fixed rate which is insured by FHA or guaranteed by Ginnie Mae, or is guaranteed by Fannie Mae or Freddie Mac, and also includes separate contractual provisions obligating the borrower to pay additional interest based entirely on net or gross cash flow and/or net or gross proceeds upon sale, refinancing or disposition of the project. This additional interest is not insured or guaranteed, and is sometimes referred to as "contingent interest."

      Agreements for such contingent interest mortgage loans would be negotiated on a project-by-project basis. Accordingly, the precise formula for calculating the amount of contingent interest payments would vary depending on several factors, including the projected cash flow from the project, the base interest rate and financial resources of the borrower, and other factors that the Fund deems relevant. Receipt of contingent interest is affected by the amount of appreciation, as well as rental income and expenses of a project. Generally, if there is insufficient cash flow or appreciation, no contingent interest is due or payable.

      Contingent interest mortgage loans generally require the lender or investor to accept a lower base interest rate than it otherwise would have been able to negotiate, in return for the right to receive as additional interest a portion of cash flow and/or proceeds from the sale, refinancing or disposition of the project. The Fund generally will seek to enter into a contingent interest mortgage loan only in return for a base interest rate which is up to 2% per annum lower than the rate which it would otherwise be willing to accept (e.g., in the absence of the contingent interest feature). Although all principal and base interest would remain insured by FHA, or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac, as the case may be, this structure may result in a reduction of current income (particularly during construction and rent-up) in the hope of greater returns in future years based on the project's economic performance. As noted above, such amounts of contingent interest are neither federally guaranteed or insured nor guaranteed by Fannie Mae or Freddie Mac. See "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS -- Risk Factors" below.

Early Repayment Loans

      The Fund also may invest in Mortgage Securities insured by FHA or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac that include a right to require the borrower to repay a mortgage loan prior to the regular maturity date of the mortgage loan after an initial period during which the loan cannot be called. This authorization affords the Fund additional flexibility to make loans of shorter duration. Such loans may be more attractive to borrowers since the rate of interest on shorter-term loans may be lower and may be more attractive to the Fund because it involves a commitment of funds for a shorter term.

      In the case of such "early repayment" loans that are federally insured or guaranteed, while all principal and base interest would be insured or guaranteed by FHA or Ginnie Mae, the balloon repayment obligation would not be secured by the mortgaged real property or by any government insurance or guaranty. It is anticipated that such obligation instead would be secured by a security interest in the ownership interests of the principals of the borrower or other security as negotiated by the Fund and the borrower or principals. Since the obligation to repay the loan prior to its stated maturity would not be included in the note and mortgage, the Fund would not be entitled to foreclose on the mortgaged property or obtain insurance proceeds in the event of non-compliance with a demand for repayment at such earlier date. The Fund expects that if it is unable to enforce its right to early repayment, it would continue to hold the mortgage loan or the securities backed by such mortgage loan, the principal and interest of which would remain federally insured or guaranteed. In such event, a loss could be incurred because the Fund would have required a higher rate for a mortgage or mortgage-backed security that was not accompanied by the right to demand repayment at an earlier date. The risk described in this paragraph does not apply to early repayment or "balloon" loans, or securities backed thereby, that are guaranteed by Fannie Mae or Freddie Mac. This is because payment of such loans and securities are guaranteed at the stated maturity date.

Pass-Through and Pay-Through Securities

      The Fund is also authorized to invest in mortgage-backed pass-through or pay-through securities if the securities are rated in one of the two highest rating categories of a nationally recognized statistical rating organization and also backed by certain Mortgage Securities in which the Fund is otherwise authorized to invest.

      Mortgage-backed pass-through or pay-through securities are securities which may be issued by privately owned entities or public issuers and secured by mortgages or mortgage-related instruments such as FHA-insured or VA-guaranteed loans, Ginnie Mae securities or securities which are guaranteed by Fannie Mae or Freddie Mac, and provide certain characteristics and features that federally insured loans or guaranteed certificates do not. Although payment of the principal of, and interest on, such mortgage-backed securities may be secured by Ginnie Mae securities, FHA-insured loans, VA-guaranteed loans or securities which are guaranteed by Fannie Mae or Freddie Mac, such mortgage-backed pass-through or pay-through securities represent obligations solely of the issuer and will not themselves be guaranteed or insured by any governmental entity or instrumentality or any other entity.

      Although the Fund will purchase only mortgage-backed pass-through and pay-through securities, as described above, that have been rated in one of the two highest rating categories by a nationally recognized statistical rating organization, there is no assurance that any rating on securities purchased by the Fund will continue for any given period of time or that it will not be revised downward or withdrawn entirely by the rating organization if, in its judgment, circumstances so warrant. Any such downward revision or withdrawal of such rating would be likely to signify an increase in the risk to the Fund associated with the related securities and would be likely to result in a reduction in the value of the related securities. The Fund is not required to dispose of pass-through or pay-through securities the rating for which has been revised below the second highest rating category or withdrawn except to the extent required by certain investment restrictions. See "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS--Investment Restrictions" below.

State and Local Government Credit-Enhanced Mortgage Securities; Privately Credit-Enhanced Mortgage Securities

      1. State and Local Government Credit-Enhanced Mortgage Securities

      The Fund may invest in the types of state and local government credit-enhanced Mortgage Securities described below.

      (a) Full Faith and Credit. The Fund may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, if such loans or securities are supported by a full faith and credit guaranty of a state or local government or agency or instrumentality thereof that has general taxing authority, without regard to the credit rating of such entity or the obligations acquired. There is no requirement that obligations acquired under this category be rated or ratable. If the state or local government or agency or instrumentality which provided such guaranty fails or is unable to meet its obligations thereunder, the Fund would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS--Risk Factors-- 7. Real Estate-Related Risks" below.

      (b) Agencies Rated "A" or Higher. The Fund is permitted to invest in construction and/or permanent mortgage loans, or securities backed by construction and/or permanent mortgage loans, or interests in such loans or securities, which are issued or guaranteed, as the case may be, by a state or local housing finance agency with a general obligation rating of "A" or better by a nationally recognized statistical rating organization, at the time of the acquisition of the investment by the Fund. If the state or local agency which issues or guaranties an obligation to be acquired by the Fund has a general obligation debt rating of "A" or better, there is no requirement that the obligation itself be rated or ratable. There is no rating requirement for states which provide their "moral obligation" for such obligations.

      Before rating a housing agency's general obligation debt as "A" or better, S&P has indicated that it must favorably evaluate a number of criteria, including the state's economic base, the agency's legislative mandate, the operating performance and management of the agency and earnings quality and financial strength of the agency. A description of the general obligation rating criteria used by S&P is attached to this Statement of Additional Information as Appendix B. There can be no assurance that the general debt obligation rating of an agency of "A" or better would continue for any given period of time after the Fund acquires an obligation issued or guaranteed by that agency, or that the rating would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating of an agency may signify an increase in the risk that the obligations issued or guaranteed by that agency would not be paid in accordance with their terms and would be likely to result in a reduction in the value of the related obligations, except to the extent that the Fund has obtained other forms of credit enhancement for the investment. The Fund would not be required to dispose of the obligations issued or guaranteed by an agency which loses its general obligation rating of "A" or better, except to the extent required by certain investment restrictions. See "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS--Investment Restrictions" below.

      Provided the agency that issues or guaranties an obligation in which the Fund invests has a rating of "A" or better on its general debt obligations, there is no requirement that the obligation itself be rated or ratable. While a rating on an obligation is only the opinion of the company making it, does not provide any assurance of repayment and is subject to revision or withdrawal at any time by the assigning rating organization, such ratings do provide the prospective investor with some indication that the proposed structure and revenue analysis for the obligation satisfy the rating organization's internal criteria for the applicable rating. However, the Fund intends to undertake transactions under this authority selectively, and only after having made its own independent evaluation with respect to the experience, credit history and underwriting and management expertise of the agencies issuing or guaranteeing the obligations to be acquired.

      The Fund believes that the direct recourse provided by the agency involved in these investments will be a significant factor in helping to assure the safety and soundness of the investments to the Fund. However, if such recourse proves insufficient to ensure full and timely performance of the obligations of the issuer under the terms of the investment, the Fund (or an agent or nominee on its behalf) will have recourse to a lien on the underlying real property securing the project financed. If the Fund is required to enforce its rights to the underlying real property because its recourse against the issuer is insufficient, the Fund will be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS--Risk Factors--7. Real Estate-Related Risks" below.

      (c) Bonds rated "A" or better. The Fund is permitted to invest in construction and/or permanent mortgage loans, or securities backed by construction and/or permanent mortgage loans, or interests in such loans or securities, which are issued or guaranteed, as the case may be, by a state or local housing finance agency provided such loans or securities are rated "A" or better by a nationally recognized statistical rating organization, at the time of the acquisition of the investment by the Fund. A description of the debt rating definitions used by S&P is attached to this Statement of Additional Information as Appendix C. Ratings are only the opinions of the companies issuing them and are not guarantees as to quality or an assurance of the performance or quality of any such investment. A downgrade in or withdrawal of the rating may signify an increase in the risk to the Fund associated with the related investments and would be likely to result in a reduction in the value of the related obligations. The Fund is not required to dispose of these investments if the rating of the obligations is downgraded or withdrawn.

      (d) State Insurance Funds/Programs. The Fund may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans, or interests in such loans or securities, if at least the first 75% of such loan or securities is supported under a state insurance or guaranty program by a state-related agency with a record of creditworthiness, as evidenced by a rating of the agency or the obligations issued or guaranteed by such agency, in one of the top three rating categories by at least one nationally recognized statistical rating organization at the time of the acquisition of such investment by the Fund. A rating is only the opinion of the company issuing it, and there can be no assurance that any such rating would continue for any given period of time after the insurance or guaranty is issued, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating may signify an increase in the risk to the Fund associated with the related investments and would be likely to result in a reduction in the value of the related obligations. The Fund is not required to dispose of these investments if the rating of an agency or the obligations issued or guaranteed by such agency is downgraded or withdrawn, except to the extent required by certain investment restrictions. See "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS--Investment Restrictions" below.

      There is no requirement that obligations acquired under this category be rated or ratable.

      If the state-related agency providing the guaranty for obligations acquired under this investment authority failed or is unable to meet its obligations thereunder, or if the guaranty was insufficient to cover all losses in the event of a default on a construction or permanent loan in which the Fund invests or which backs securities or interests in which the Fund invests, the Fund would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS--Risk Factors-- 7. Real Estate-Related Risks" below.

      The Fund believes that the foregoing state and local government credit-enhanced investments provide the Fund with considerable flexibility in creating investment opportunities for the Fund. In addition to the issues outlined above, the investments can involve certain risks not present with other authorized investments. Without requirements for ratings or access to taxing power, the credit determinations with respect to the proposed state and local government credit-enhanced investments could be more difficult to make, and their credit quality could be lower than that of other investments the Fund is permitted to make. The state and local government credit-enhanced investments may also be less liquid than most other investments authorized for the Fund. See "DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS--Investment Restrictions" and "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS--Risk Factors-- 2. Redemption" below.

      2. Privately Credit-Enhanced Mortgage Securities

      The Fund may invest in construction and/or permanent mortgage loans, or securities backed by construction and/or permanent mortgage loans or interests in such loans or securities, if the loans are made by a state or local government or an agency or instrumentality thereof, including a state or municipal housing finance agency, or by any other lender acceptable to the Fund and such loans or the securities backed by such loans are fully credit-enhanced or secured in a manner satisfactory to the Fund by: (i) cash placed in trust or in escrow by a state or local government or agency or instrumentality thereof with an independent third party satisfactory to the Fund on terms and conditions satisfactory to the Fund; or (ii) a letter of credit, insurance or other guaranty from a public or private entity satisfactory to the Fund which has a rating (at the time of the Fund's acquisition of the related loan, securities or interests in such loans or securities) which is at least "A" or better from S&P (or a comparable rating by another nationally recognized statistical rating organization, as determined by the Executive Committee of the Board of Trustees of the Trust).

      A rating is only the opinion of the company issuing it and there is no assurance that the rating of the issuer of any letter of credit, insurance or other form of guaranty which collateralizes a construction and/or permanent loan investment acquired by the Fund will continue for any given period of time or that it will not be revised downward or withdrawn entirely by the rating organization if, in the rating organization's judgment, circumstances so warrant. Any such downward revision or withdrawal of such rating may signify an increase in the risk to the Fund associated with the related investment and would be likely to result in a reduction in the value of the related obligation. The Fund is not required to dispose of privately credit-enhanced investments if the rating of the issuer of the related letter of credit, insurance or guaranty is downgraded or withdrawn, except to the extent required by certain investment restrictions. See "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS--Investment Restrictions" below. Notwithstanding any of the above, such a downward revision or withdrawal of a rating would not itself have any impact upon the flow of income from the project to the Fund.

      If the issuer of any letter of credit, insurance or other form of guaranty which secures a privately credit-enhanced investment fails or is unable to meet its obligations under such letter of credit or other guaranty, the Fund would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS--Risk Factors--7. Real Estate-Related Risks" below.

Other Loans.


      The Fund is permitted to participate as a direct lender in construction and/or permanent mortgage loans, mezzanine loans, and credit-enhanced bridge loans provided that the total principal amount of such investments outstanding may not exceed 15% of the Fund's assets (including bridge loans). There is no requirement that the obligations acquired by the Fund under this category be rated or ratable. The investments in this category are subject to real-estate related risks that could have a material adverse effect on the value and performance of the obligations. See "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS--Risk Factors-- 7. Real Estate-Related Risks" below.


      1. Construction and/or permanent mortgage loans


      The Fund is permitted to invest in construction and/or permanent mortgage loans to finance workforce housing projects; provided, that the loan-to-value ratio not exceed 80% and that the minimum debt service coverage at stabilization be at least 1.25, based upon the Fund's projection of future income and expenses at the time the Fund commits to lend.


      2. Mezzanine Loans

      The Fund may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning (directly or indirectly) the real property or the entity that owns the interest in the entity owning the real property. The Fund intends to invest in mezzanine loans only where the aggregate principal amount of any mortgages and mezzanine loans is not expected to exceed 90% of the fair market value of the project and where the combined debt service coverage ratio for the mortgages and mezzanine loans is not expected to exceed 1.10 based upon the Fund's' projections of future income and expenses at the time of the Fund's commitment to invest.


      3. Bridge Loans

      Bridge financing is any form of interim loan generally utilized to cover the period between a short term loan and a permanent loan. The Fund is permitted to invest in bridge loans as described more specifically below. Bridge loans are subject to a cap of 15% of the Fund's assets, together with all other loans in which the Fund acts directly as a lender, including mortgage loans and mezzanine loans.

      The Fund is permitted to invest in bridge loans that are related to housing developments, the owners of which are eligible to receive and have allocations or other rights to receive Low Income Housing Tax Credits ("LIHTCs") under Section 42 of the Internal Revenue Code of 1986, as amended (the "IRC") or Rehabilitation Tax Credits ("RTCs") under Section 47 of the IRC.


      Borrowers on LIHTC projects are eligible to receive tax credits which may be used dollar-for-dollar to offset federal taxes otherwise due, subject to certain limitations. LIHTCs are provided in substantially equal annual amounts to owners of the development over a ten year period, generally commencing in the year in which the units of each building are placed in service, or at the election of the owner of the development in the year following the year the building is placed in service. RTCs are generally credits against federal income tax liability for costs incurred for the rehabilitation of certain qualified buildings. Rehabilitation includes renovation, restoration and reconstruction. In general, the RTC is equal to 10 percent of the amount of qualified rehabilitation expenditures for certain non-residential buildings placed in service before 1936 and 20 percent of the amount of qualified rehabilitation expenditures for certified historic structures, subject to certain limitations. The full amount of the RTC may be claimed in the year in which the property is placed in service. RTCs are often used by developers to complete the adaptive reuse of schools, office buildings and factory buildings for use as multifamily rental housing in urban markets.

      Sponsors of LIHTC and RTC projects frequently sell ownership interests in their projects to investors who want to receive the benefits of the LIHTCs or the RTCs. The LIHTCs or RTCs, as applicable, are available to owners in proportion to their ownership interests in the development. Investors generally agree to pay for their ownership interests in the development (and, consequently, for the benefit of owners of developments which receive the LIHTCs or the RTCs) in installments over the construction, rent-up and later periods, as negotiated on a case by case basis.

      The investor generally makes an initial payment upon admission to the ownership entity and pays subsequent installments as various milestones are achieved. Such milestones generally include lien free completion of construction and achievement of stabilized occupancy for an agreed period of time (usually three to six consecutive months of occupancy at a specified debt service coverage level). Payment obligations are generally evidenced by notes or contractual agreements.


      Development sponsors generally need the proceeds of the sale of LIHTCs or RTCs at or before the time construction commences to make up the difference between the construction financing and other sources of funds available and the total development cost of the development. Accordingly, it is customary for sponsors to obtain bridge loan financing at or prior to the closing on the construction loan financing to close this gap. It is generally contemplated that the bridge loan financing will be repaid from the payments due from the LIHTC or RTC investors as the development is constructed and reaches the achievement milestones required by the LIHTC or RTC investors. Unlike other construction financing, bridge loans of this type are not usually secured by a lien on or a direct obligation of the underlying development. Therefore, there is no mortgage or other lien against the underlying development. Instead, such bridge loans are secured, by the LIHTC or RTC investors' ownership interests in the development owner.

      The bridge loan will be paid down in a manner approved by the Fund as capital contributions are made by the LIHTC or the RTC investors, although not all of the proceeds of investor payments will be required to reduce the Fund's loan if the Fund so approves.

      The Fund may also provide bridge loan financing to close other financing gaps in connection with the development or construction of workforce housing; provided that in such cases the loan-to-value ratio does not exceed 80%.

      In addition, to reduce the Fund's risks on bridge loans, the Fund may seek to enter into bridge loans ("Credit-Enhanced Bridge Loans") which on the date of the Fund's acquisition or making of the loan are:

      (a) issued or guaranteed by a state or local housing finance agency with full recourse to the assets and credit of such agency (or in lieu of such full recourse, secured by such third party credit enhancement which, in the judgment of management of the Fund, provides security comparable to full recourse to the assets and credit of such agency), or


      (b) issued (with recourse) or guaranteed by a state or local agency which has a long term credit rating of "A" or above by S&P (or a comparable rating by another nationally recognized rating organization approved by the Executive Committee of the Board of Trustees) for a Credit-Enhanced Bridge Loan with a term of longer than 12 months and at the rating level of A-1 or better by S&P (or a comparable rating by another nationally recognized statistical rating organization approved by the Executive Committee of the Board of Trustees) for a Credit-Enhanced Bridge Loan with a term of less than 12 months;


      (c) issued (with recourse) or guaranteed by FHA, Ginnie Mae, Fannie Mae, Freddie Mac or another entity with a credit rating of "AA" or above by S&P (or a comparable rating by another nationally recognized statistical rating organization approved by the Fund's Executive Committee) or fully collateralized by obligations issued (with recourse) or guaranteed by FHA, Ginnie Mae, Fannie Mae, Freddie Mac or another entity with a credit rating of "AA" or above by S&P (or a comparable rating by another nationally recognized statistical rating organization approved by the Fund's Executive Committee); or

      (d) fully collateralized by a letter of credit or other guaranty by a bank or other financial entity with a credit rating of "AA" or above by S&P (or a comparable rating by another nationally recognized statistical rating organization approved by the Fund's Executive Committee). Ratings are only the opinions of the companies issuing them and are not guarantees as to quality or an assurance of the performance or quality of any such investment.



      The credit enhancement mechanisms set forth above may be structured to provide either an assurance that all scheduled payments under the Credit-Enhanced Bridge Loans will be made when due or an assurance only of the ultimate repayment of all amounts due under such loan at maturity or after foreclosure or other liquidation.

      There is no requirement that the Credit-Enhanced Bridge Loan itself be rated or ratable.


      The Fund will invest in bridge loans only in cases where the Fund is otherwise committed to invest in the development's construction and/or permanent mortgage loan, except in cases where the development's permanent loan is expected to have an original principal amount which is less than $1 million or is anticipated to be financed primarily on a tax-exempt basis, in which event the Fund may make the bridge loan even if the Fund is not committed to make the construction or permanent loan.

      Unlike most other assets in which the Fund invests, some bridge loans may not be secured by mortgages on real property, are not directly related to payments on first-lien mortgage loans, and are not insured or guaranteed by the federal government or an entity such as Fannie Mae or Freddie Mac. However, as described above, Credit-Enhanced Bridge Loans will be guaranteed or credit-enhanced by state housing finance agencies, letter-of-credit providers or other mechanisms which are of the same credit quality as those which provide credit enhancement for the state and local government credit-enhanced investments and investments which have evidence of support by a state or local government or agency or instrumentality thereof and for privately credit-enhanced Mortgage Securities in which the Fund may invest.

      The borrower's obligation to make principal and interest payments on a bridge loan will not be contingent on the borrower's receipt of investor payments. However, the development owner may depend on investor payments to obtain the funds with which to make payments on a bridge loan. Payments to the development owner from its investors in turn may be dependent on certain factors relating to completion, rent-up, other matters relating to the LIHTC or the RTC and otherwise. The Fund expects, however, that in the case of Credit-Enhanced Bridge Loans, its investments will be made on the basis of the credit of the guarantor or obligor as described in (a) through (d) above, and to a lesser extent by the LIHTC investors' ownership interests in the development owner. The Fund's investment criteria have been designed to enhance the likelihood that the Fund will invest only in credit-worthy bridge loans. The Fund also believes that any additional risk associated with bridge loans, as compared to the Fund's other authorized investments, will be offset by the higher interest rates payable on bridge loans.

      In evaluating investments in all categories of state and local government credit-enhanced investments, privately credit-enhanced investments, investments in bridge loans, mezzanine loans and in mortgage loans as described above, the Fund staff will consider, among other factors: (i) the experience, past performance, credit rating, if any, competence and managerial and marketing ability of prospective project developers; (ii) the geographic area; (iii) the location, construction quality, condition and design of the project; (iv) the projected loan to appraised value ratio and underlying assumptions on which such projections are based; (v) the current and projected cash flow; (vi) the potential for capital appreciation; (vii) the occupancy, supply of and demand for properties of similar type in the vicinity; (viii) the prospects for liquidity through sale, financing or refinancing of the project; and (ix) such other factors as become relevant in the course of the evaluation process. In evaluating such underwriting criteria, the Fund may retain consultants to assist Fund staff in evaluating state and local government investment opportunities. See "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS Retention Of Technical Consultants" below.


      In determining whether to invest in state and local government credit-enhanced investments, privately credit-enhanced investments, credit-enhanced bridge loans, mezzanine loans and other loans as described above, the Fund is not limited to investments which have a rating or which have been rated in any particular category by a nationally recognized statistical rating organization. Although a rating provides no assurance of repayment and is subject to revision or withdrawal at any time by the assigning rating organization, ratings do provide the prospective investor with some indication that the proposed structure and revenue analysis satisfy the rating organization's internal criteria for the respective rating. The Fund will seek to minimize the risk of loss in this connection by investing only in instruments satisfying other criteria, as outlined above.

Other Securities

      The Fund may invest assets in (i) securities issued by the U.S. Treasury, and (ii) CMBS rated in the highest rating category by at least one nationally recognized statistical rating organization (Other Securities). United States Treasury and CMBS are described below.

      1. United States Treasury Obligations

      The United States Treasury sells marketable bills, fixed-principal notes and bonds and inflation-indexed notes and bonds in regularly scheduled auctions. The full faith and credit of the United States guarantees the timely payment of principal and interest on Treasury securities. Marketable bills, fixed-principal notes and bonds and inflation-indexed notes and bonds are freely transferable and are traded in the capital markets. They are issued in book-entry form and may be purchased through financial intermediaries or directly from the Treasury.

      2. Commercial Mortgage Backed Securities

      CMBS are generally multi-class pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial properties, including multifamily housing, office buildings, shopping centers, retail space, hotel, motel and other hospitality properties, mobile home parks, self-storage facilities and industrial and warehouse properties. The underlying mortgage loans are often balloon loans, rather than loans which amortize over their terms and the properties securing the mortgage loans which back the CMBS may also be subject to subordinate debt and/or mezzanine debt. Principal and interest payments from the underlying mortgage loans are passed through from the borrowers to the holders of the CMBS by the servicer. Typically, a CMBS transaction contains several different classes or "tranches" with varying exposure to default, prepayment and interest rate risk. A CMBS issue is often structured by "credit-tranching," i.e., creating bonds with ratings from AAA to unrated by the use of subordination. Each CMBS tranche typically receives an interest payment with principal distributed in a sequential manner beginning with the highest rated tranche. Typically, all principal and prepayments are first allocated to the current amortizing tranche, and when that tranche is paid off, principal and prepayments flow to the next tranche in a "waterfall." In credit-tranched CMBS issues, the loss and paydown tranches are typically reversed, and the highest rated classes are therefore the last to be affected by losses and usually the first to receive the early payment of principal.

Pre-Construction Commitments

      The Fund may enter into pre-construction commitments to provide permanent financing upon satisfactory completion of a specified project. Such commitments, commonly known as permanent financing or take-out commitments, are often a precondition to the ability of a developer to obtain a construction loan. The Fund may receive good-faith deposits for such permanent financing commitments, but such deposits are not expected to be a major source of Fund income. In contrast to a company hoping to earn a standby commitment fee without investment, the Fund will make permanent financing commitments with the purpose and ability to acquire the Mortgage Security.

      Because complete funding of construction and permanent mortgage loans requires up to three years after making a financing commitment, the Fund estimates the amount of funds it expects to have available for investment from principal payments and prepayments on existing Mortgage Securities, dividend reinvestment and sales of additional Units to new or existing Participants. Loan commitments are made after considering reasonable projections of available funds. At times, the Fund's short-term cash balances may be less than its outstanding financing commitments. This commitment policy reduces the amount of assets the Fund would otherwise invest in lower yielding, short-term investments. The Fund generally intends to maintain highly liquid government securities in a segregated account which, in addition to short-term liquid assets, and amounts projected to be available, is at least equal to outstanding financing commitments. If, however, a substantial amount of the funds projected to be available are not in fact received, the Fund would either borrow funds pursuant to lines of credit previously established with commercial banks (in accordance with applicable asset coverage requirements) or sell long-term assets to raise the cash necessary to fund the financing commitments.

Forward Commitments

      The Fund may invest in Mortgage Securities originated under forward commitments, in which the Fund agrees to purchase an investment either in or backed by mortgage loans that have not yet closed. For Mortgage Securities backed by multifamily projects to be built, the Fund would typically agree to a fixed interest rate and purchase price for Mortgage Securities delivered in the future. In periods of declining interest rates, Mortgage Securities for which the Fund has issued commitments may not be delivered to the Fund.

      The Fund intends to typically seek to reduce the likelihood of non-delivery for Mortgage Securities backed by multifamily projects and certain single family loans by including mandatory-delivery clauses in its commitments, which in some cases are secured by a lien on the property. In addition, the Fund will usually require a good faith deposit, payable when commitments for Mortgage Securities related to multifamily projects are issued. The Fund would retain the deposit if any such investment is not delivered to the Fund. These mechanisms help assure delivery of the related Mortgage Securities, but there is no guarantee that all investments the Fund commits to purchase will actually be delivered to the Fund, or that the deposit will cover all of the lost value of any Mortgage Security not delivered as required. The Fund will monitor the amounts obligated under forward commitments in respect of its existing asset levels.

Temporary Investments

      The Fund will invest funds temporarily in liquid assets until they can be placed in Mortgage Securities meeting Fund investment objectives. Such liquid assets are limited to: United States Treasury issues; federal agency issues; commercial bank time certificates of deposit and savings bank deposits in banks insured by the Federal Deposit Insurance Corporation (through the Bank Insurance
Fund); savings and loan association deposits insured by the Federal Deposit Insurance Corporation (through the Savings Association Insurance Fund); bankers acceptances (drafts or bills of exchange accepted by a bank or trust company that guaranties payment thereof); commercial paper rated as category A-1 or P-1 by S&P or Moody's; collateral loans and warehousing agreements (temporary assignments of mortgage notes or mortgage-backed securities) secured by mortgages on FHA-insured or VA-guaranteed single family homes or FHA-insured multifamily projects; and interests (including repurchase agreements, that is, purchase of securities accompanied by an agreement to resell the securities at a later date) in United States Government securities pledged by a bank or other borrower to secure short-term loans from the Fund.

      The Fund also may invest funds temporarily in registered investment companies investing predominantly in United States Treasury issues or federal agency issues. Investments in other registered investment companies are restricted as follows:

      (a) Such securities acquired by the Fund shall not exceed 3% of the total outstanding voting stock of any investment company;

      (b) The total value of such securities acquired by the Fund in any one investment company shall not exceed 5% of the Fund's assets; and

      (c) The total value of such securities acquired by the Fund in all investment companies shall not exceed 10% of the Fund's assets.

Total Return Swap Agreements in Connection with Tax-Exempt Bonds

      The Fund may from time to time sell its investments in tax-exempt bonds to a counterparty and simultaneously enter into a Total Return Swap contract (TRS Contract) under which the Fund retains the mark-to-market risk of the bonds and agrees to pay a variable interest rate in exchange for interest payments equal to the bond coupon. The Fund may only enter into such TRS Contracts with counterparties that are rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations. A TRS Contract is a contract in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of a reference asset (in this case a tax-exempt bond backed by a mortgage securing a multifamily property), which includes both the income it generates and gains or losses related to price change of the bonds. The Fund will segregate liquid assets with its custodian or otherwise cover its current obligations under TRS Contracts in accordance with current regulations and policies applicable to the Fund.

      The Fund will seek to include terms in each TRS Contract that will permit unwinding of the transaction with five business days.

Retention of Technical Consultants

      The majority of the construction and permanent mortgage loans and mortgage-backed securities in which the Fund invests have been underwritten to meet the requirements of HUD, Fannie Mae or Freddie Mac, or have been underwritten by state or local housing finance authorities based on specified qualifying loan to value standards. In evaluating certain investments, however, the Fund may retain consultants to provide site inspections, appraisal reviews, environmental analyses, property management reviews and such other statistical and factual information as the Fund may deem useful to its evaluation and investment decision-making. Such consultants may provide such analysis on a case-by-case basis and only with respect to occasional transactions in specific proposals. Any such consultants are compensated either on an hourly basis or at a set fee for evaluating each specific proposal.

Portfolio Turnover

      Because the Fund has not completed two fiscal years in operation it cannot disclose any significant variation in the Fund's turnover rate.

Proxy Voting

      The Fund invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The Fund expects to report that it holds no voting securities in its first required filing with the SEC on Form N-PX.

      The Fund's initial proxy voting report on Form N-PX, anticipated to relate to the twelve-month period ending June 30, 2009, is expected to be available on the SEC's website at http://www.sec.gov. Participants will also be able to obtain a copy of the Fund's report on Form N-PX, without charge, upon request, by calling the Fund collect at 202-331-8055.

Disclosure of Portfolio Holdings

      The Fund may provide disclosure with respect to the Fund's portfolio securities, upon request, to its Participants, their advisers or consultants, and to certain consultants and third-party service providers engaged by the Fund. The Fund may also, from time to time, provide disclosure about its portfolio securities to prospective investors. In accordance with Fund policies and procedures, all such disclosures are subject to the requirement that such information be kept confidential and are subject to a prohibition on trading or other misappropriation of the information. Information is normally made available within thirty (30) days of the most recent quarter. No compensation or other consideration is received by the Fund or any other party in connection with the disclosure of information about portfolio securities. Disclosure of the Fund's portfolio securities to any party must be pre-approved by an officer of the Fund, with notice given to the Fund's Chief Compliance Officer. This clearance process is designed to insure that the disclosure of any information about portfolio securities is in the best interests of the Participants. The Board of Trustees has not adopted specific procedures to oversee disclosure of the Fund's portfolio securities. Pursuant to the Trust's declaration of trust (Declaration of Trust) and By-Laws, the Board of Trustees has delegated authority to the officers of the Fund to manage the business of the Fund, which includes disclosure about portfolio securities. Senior Fund management has determined that due to the nature of the Fund's portfolio holdings, there is no material risk that the disclosure of such holdings would lead to front-running or other predatory trading practices (such as trading ahead) that could adversely impact the Fund's performance. In addition, senior Fund management has determined that because the Fund values its portfolio quarterly, and permits purchases and redemptions only on a quarterly basis, there is no material risk that an investor could engage in market timing to the detriment of other Participants.

      The Fund's custodian is not authorized to disclose the Fund's portfolio securities to any person.

      The Fund may from time to time enter into ongoing arrangements with its Participants to provide quarterly disclosure of portfolio securities or other information (e.g. geographic distribution of investments, units of housing produced or customized performance data). Disclosure in these circumstances s subject to the same procedures and limitations as described above and is provided these Participants at the same time it is made available to all Participants.

Other Fund Policies

      If it is feasible and profitable, the Fund may directly service some of the permanent loans in which it invests. Generally, however, the Mortgage Securities in which the Fund proposes to invest, whether or not they are originated by the Fund, will ordinarily be serviced by mortgage banks or other mortgage servicing institutions, such as commercial banks, located throughout the United States. Such institutions are generally compensated for their services at rates that vary from 0.05%-0.75% per annum, calculated monthly, on the then current outstanding principal balance in the case of permanent first mortgage loans, and at rates of 0.125% to 0.25% per annum or more of the outstanding balance in the case of construction loans.

      The Fund is empowered to invest in Mortgage Securities backed by projects anywhere in the United States. The Fund will, if possible, seek to invest in projects in geographic areas in which Participants or their members are located. In addition, to achieve its investment objectives related to production or workforce housing, the Fund's staff of experienced investment and development professionals will work with community-based housing groups, labor organizations, developers, bankers, and local governments to generate production of workforce housing. Fund staff will work directly in targeted regions--which may include the metropolitan areas of New York City, San Francisco, Boston, Chicago, Los Angeles and Washington, D.C.--to develop a systematic approach to meeting the needs for workforce housing in these regions, including through development of public-private partnerships and through leveraging all available financing sources. Where appropriate, Fund staff will provide technical support to union and housing groups to support their efforts to produce and finance workforce housing suitable for investment by the Fund.

      As a risk mitigation strategy, the Fund may from time to time buy or sell Mortgage Securities and Other Securities in order to prevent fluctuations in the weighted average maturity of its portfolio, to manage the duration of the portfolio or to maintain a desirable level of portfolio diversification. Moreover, the Fund remains free to dispose of Mortgage Securities and Other Securities at any time to meet objectives of the Fund, generally on the basis of changed circumstances or market conditions. The short-term liquid assets in which the Fund may temporarily invest are subject to a very high turnover rate. Fees associated with the purchase, sale or redemption of such liquid assets are nominal. To the extent the Fund invests overnight cash through its custodian, it must pay fees equal to .18% of assets invested.

      The Fund's Mortgage Securities are directly or indirectly secured by mortgages or liens on real estate, or are otherwise related to real estate, resulting in a concentration of investments in the real estate industry. For purposes of the Investment Company Act, "concentration" means more than 25% of asset value in any one industry.

Investment Restrictions

      The Fund has adopted the restrictions listed below as fundamental policies. Under the Investment Company Act, a fundamental policy is one which cannot be changed without the approval of the holders of a majority of the Fund's outstanding Units.

      The Fund will not:

      (a) concentrate its investments in any industry except the real estate industry as set forth above;

      (b) originate or purchase any Mortgage Security secured by a project involving new construction or rehabilitation unless the buildings, structures or other improvements to be built on the real estate subject to such mortgage will be built or rehabilitated by 100% union labor;

      (c) issue senior securities, except as permitted by (i) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief from the SEC, SEC staff, or other authority;

      (d) borrow money, except as permitted by (i) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief from the SEC, SEC staff, or other authority, provided that not more than 50% of the Fund's assets will be used as security for such borrowings;

      (e)   sell any securities short;

      (f)   write put and call options;

      (g) underwrite the securities of other issuers, except that the Fund may resell to other financing institutions all or a portion of the Mortgage Securities acquired by the Fund in transactions exempt from registration under the Securities Act of 1933, as amended (the "1933 Act");

      (h) purchase or sell real estate (other than real estate mortgage loans and construction loans) except for real estate acquired through the foreclosure of mortgage loans and construction loans held by the Fund;

      (i)   purchase or sell commodities or commodities futures contracts;

      (j) lend any assets of the Fund except as permitted (i) the Investment Company Act and the rules and regulations thereunder, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief from the SEC, SEC staff; or other authority; or

      (k) invest more than 15% of assets in securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by Fund.

      One effect of the restriction described in clause (K) above is to prohibit the Fund from investing more than 15% of its assets in investments that do not satisfy the liquidity requirement described in the clause even though they may otherwise be permitted under the Declaration of Trust.

Risk Factors

      The primary risks in investing in Units of the Fund are summarized in the Prospectus under the caption "PRINCIPAL INVESTMENT RISKS." The following section contains a fuller discussion of the risks associated with investing in Units of the Fund.

      1. Fluctuating Interest Rates

      The market value of the Fund's investments and the resulting net asset value of the Fund portfolio will fluctuate with short-term changes in market interest rates. Generally, when market interest rates rise, the net asset value of the Fund will decline; Participants who redeem Units in such circumstances will suffer the resulting loss in value of Fund assets. Conversely, in certain periods of declining interest rates, investments held by the Fund will increase in market value but Mortgage Securities or CMBS may be prepaid by the various borrowers or other obligors so that anticipated yields on such investments may not be realized. Interest rate risks include the following:

      Prepayment Risk: Generally, the market value of the Fund's investments will rise at times when market interest rates fall below the interest rates on the investments. However, at such times, some borrowers may prepay the mortgage loans backing the Fund's Mortgage Securities or CMBS more quickly than might otherwise be the case. In such event, the Fund may be required to reinvest the proceeds of such prepayments in other investments at the lower prevailing interest rates. . In addition, to the extent the Fund purchases investments at a premium (i.e., an amount in excess of the principal amount of the asset purchased), partial prepayments of principal would reduce the yield to the Fund and, in the event of complete prepayment, the Fund would be unable to recover or recoup the premium. As noted below, the majority of the Fund's Mortgage Securities include restrictions on prepayments for specified periods commencing from the date of origination of the underlying loan to help protect against this risk.

      Extension Risk: When market interest rates rise above the interest rates of the Fund's investments, the prepayment rate of the mortgage loans backing the Fund's Mortgage Securities or CMBS may decrease, causing the duration of the Fund's investments to lengthen and making the Fund's investments more sensitive to interest rate changes. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility.


      Credit Risk: Credit risk is the risk of loss of principal and interest as a result of a default under the Fund's Mortgage Securities after a default on the underlying mortgage loan, downgrading of a security's credit rating or decline in the value of assets underlying the mortgage loan. Recent turmoil in the credit markets and problems in the housing market have caused some investors to be more sensitive to credit risk generally, including with regard to the securities in which the Fund is permitted to invest.

      The Fund may invest in securities that are issued, guaranteed or insured by the United States government, Fannie Mae, Freddie Mac or the Federal Home Loan Banks (FHLBs). Historically, the credit risk associated with this type of investment has been low. Recent market conditions may have increased the credit risk because Fannie Mae, Freddie Mac and the FHLBs are privately-owned government-sponsored enterprises and their obligations are not backed by the United States government. However, the Housing and Recovery Act of 2008 contains provisions effective through 2009 intended to stabilize and support these entities in the event of financial crisis.

     The Fund may also invest in Mortgage Securities which have financial support from state or local governments or governmental or private entities To the extent credit enhancement for the Fund's Mortgage Securities is provided by private entities or state or local governments or agencies or instrumentalities of state or local governments, there is a greater risk that there will be a default on the underlying mortgage loan and that the insurer/guarantor will not be able to meet its insurance or guaranty obligations causing a negative impact on the Fund than is the case of loans insured or guaranteed by FHA, GNMA, Fannie Mae, Freddie Mac or the FHLBs. These Mortgage Securities will be required to have a rating of "A" or better by a nationally recognized statistical rating organization or be issued by an entity which has a rating of "A" or better by a nationally recognized statistical rating organization at the time the Fund acquires the securities. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality or an assurance of the performance or quality of any such investment. Recent market events have caused some to question the extent to which one can rely on ratings.

      If the credit rating of any credit enhancement provider is reduced, the value of the investments guaranteed or insured by that entity may be reduced and could be worth less than the face amount or the price at which such securities were acquired by the Fund. There has been a recent trend for rating organizations to issue ratings reflecting lower credit quality. The Fund is not required to divest itself of assets insured or guaranteed by an entity that has been subject to a reduction in its credit rating even if the Fund would not have been authorized to acquire such asset had the reduced rating been in effect at the time the Fund acquired such asset.

      CMBS typically do not have credit enhancement provided by a government agency or instrumentality, by any private mortgage insurer or by any other firm or entity. Instead, a CMBS offering will generally consist of several different classes or "tranches" of securities, which have varying levels of exposure to default. The Fund may invest only in CMBS rated in the highest rating category by at least one nationally recognized statistical rating organization (e.g., "AAA" or "Aaa"). However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality or an assurance of the performance or quality of any such investment. Recent market events have caused some to question the extent to which one can rely on ratings.

      Market and Liquidity Risk: The value of some of the Fund's investments may decline due to adverse factors affecting the fixed-income markets generally, or the markets for certain types of securities or for securities relating to particular industries or sectors. This is sometimes referred to as market risk.

      In addition, markets for particular types of securities may experience problems with liquidity. That is, a lack of buyers at a particular time could negatively impact the value of the securities during that period, even though the intrinsic, long-term value may remain. This is sometimes referred to as liquidity risk. Markets for securities in which the Fund may invest, for example, tax-exempt bonds and certain mortgage-backed securities, have experienced liquidity problems recently.


      2. Redemption

      Although registered investment companies generally must value their assets and accept redemption requests daily, the Fund is permitted to value its assets and accept redemption requests no more often than quarterly, by virtue of an exemptive order received from the SEC. To ensure that it will be able to meet all redemption requests in a timely manner, the Fund will not invest more than 15% of assets in securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by Fund (see "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS -- Investment Restrictions" above). Nonetheless, because of the nature of the Fund's investments (which may include construction or permanent project loans) and the fact that investors may hold in excess of 5% of the total Units of the Fund, the need to meet a significant redemption request may require the Fund to liquidate assets or take other steps (including redemption in kind) which might negatively impact the ability of the Fund to meet its investment objectives, See "Limited Resale Market for Certain Types of Investments" below.

      3. Limited Resale Market for Certain Types of Investments

      Mortgage Securities which are federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac are very liquid and an active secondary market for such investments exists. Prices for these investments are often publicly quoted. There is no similar secondary market for Mortgage Securities which are not federally insured or guaranteed or which are not issued or guaranteed by Fannie Mae or Freddie Mac or which are backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac. A number of factors constrain the marketability of Mortgage Securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac or are backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac. These include the fact that many of these investments are structured in a "one-off," rather than standardized, manner because they are tailored to the specific needs of the project to be financed. Since these investments are tailored in such a fashion, published quotes do not exist and potential purchasers must be contacted individually.

Administrative loan servicing requirements and costs and other factors restrict the resale market for single family mortgage loans to some extent. The large denominations of Mortgage Securities for multifamily projects and intermediate care facilities, assisted living facilities and nursing homes restrict the number of buyers interested in them. In the case of any long-term Mortgage Security, the market is apt to be more limited than for Mortgage Securities of shorter maturity. Required liquidation of long-term Mortgage Securities in an unfavorable market could result in significant losses from face value.

      The market for construction period Mortgage Securities is affected by the uncertainties inherent in building construction. If a Mortgage Security is sold during the construction period, the purchaser customarily will seek assurances as to the status of construction, the nature of the permanent financing commitment and other matters relating to the underlying project. These and other factors may cause delays in the event a decision is made to sell construction period Mortgage Securities.

      4. Defaults on Loans

      Defaults on loans can occur for a variety of reasons, including those described below under the caption "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS--Risk Factors -- 7. Real Estate-Related Risks." Such defaults have become relatively more likely under current economic conditions. The Fund may experience certain losses in the event of default on the loans which directly or indirectly back the Fund's investments. To a limited extent, this is true even for federally insured or guaranteed loans. Losses on federally insured or guaranteed loans can occur as a result of: (i) the requirement in some cases that the holder of a mortgage loan in default generally pay an assignment fee of 1% when receiving an insurance settlement;
(ii) the requirement in some cases that the holder of the mortgage loan obtain title to the property, through foreclosure or otherwise, in order to obtain an insurance settlement; (iii) the fact that federal agencies can, in some cases, settle insurance obligations by payment in debentures rather than in cash; (iv) possible offsets of insurance proceeds against amounts held by the Fund or mortgage banker; (v) loss of certain interest payments upon default that are not covered by certain FHA insurance programs; (vi) costs of foreclosure and related costs; (vii) errors or omissions by the mortgage banker which result in a reduction in the insurance proceeds; and (viii) other reasons.

      For VA-guaranteed loans not included in Ginnie Mae pools, it is possible that the amount of the loss will exceed VA's maximum loss exposure under its guaranty. If this were to occur, the fund would bear the portion of the loss not covered by VA's guaranty.

      The Fund may invest in certain loans or securities which in addition to principal and base interest insured or guaranteed by FHA, VA or Ginnie Mae, or guaranteed by Fannie Mae or Freddie Mac, include separate uninsured obligations. These investments may consist of (i) federal government- related, Fannie Mae and Freddie Mac contingent interest mortgage loans which include separate contractual provisions obligating the borrower to pay additional interest based entirely on net or gross cash flow and/or net or gross proceeds upon sale, refinancing or disposition of the project (the contingent interest) and (ii) mortgage loans that include a right to require the borrower to repay a mortgage loan prior to the regular maturity date of the insured mortgage loan. See "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS -- Contingent Interest Mortgage Loans" and "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS -- Early Repayment Loans" above.

      Contingent interest obligations in excess of principal and base interest are not secured by the mortgage loan, by any government insurance or guaranty or by any obligation or guaranty of Fannie Mae or Freddie Mac. Moreover, in the event of a default under the mortgage loan which results in a claim under the federal government's insurance or guaranty, or against Fannie Mae or Freddie Mac's obligation or guaranty, the right to receive the contingent interest would either be assigned to the federal government agency, Fannie Mae or Freddie Mac, as the case may be, or would terminate. In addition, the obligation of the principals of a project owner to pay contingent interest is generally not a personal obligation of such parties. There can be no assurance that any project owner or principals thereof will have sufficient financial resources to pay any contingent interest that may be due. The Fund expects that it will attempt to secure a contingent interest obligation by obtaining, where possible, a subordinate mortgage and/or a security interest in the ownership interest of the principals of the borrower or other security.

      State usury laws establish restrictions, in certain circumstances, on the maximum rate of interest that may be charged and impose penalties on the making of usurious loans, including monetary penalties, forfeiture of interest and unenforceability of the debt. Although the Fund does not intend to make or invest in mortgage loans charging contingent interest rates in excess of those permitted by law, there is a risk that interest on contingent interest mortgage loans could be found to exceed legal limits as a result of uncertainties in determining the maximum legal rate of interest in certain jurisdictions, especially with respect to contingent interest. To address this risk, in circumstances where the Fund invests in contingent interest mortgage loans, the Fund intends to obtain (i) an opinion of counsel from the jurisdiction in which the mortgaged property is located stating that, in the opinion of counsel, the rate of contingent interest does not and will not exceed the maximum rate of interest allowed by law and/or (ii) a special endorsement to the title insurance policy, in jurisdictions where obtainable, insuring the Fund against penalties that may arise from the charging of interest in excess of the maximum rate of interest allowed by law.

      If the Fund obtains a subordinate mortgage or other security to secure the payment of contingent interest, there can be no assurance that such subordinate mortgage or other security will provide meaningful protection to the Fund with respect to any payments due, because rights under such subordinate mortgage or other security and to the revenues of the project will be subordinate to the rights of the first priority lien holder. However, in the majority of these cases, the Fund will be the holder or beneficiary of the first priority lien.

      The Fund's ability to collect contingent interest in excess of insured base interest will be dependent also on the economic performance of the project and will be subject to the risks inherent in investing in real estate. The economic performance of a project may be affected by a number of factors, including but not limited to, occupancy levels, defaults by tenants in the payment of rent, increases in project operating expenses and acts of God, such as earthquakes and floods.

      With respect to federally insured or guaranteed mortgage loans that include a right to require the borrower to repay the indebtedness prior to the regular maturity date of a mortgage loan, the balloon repayment obligation would not be secured by the federally insured note or mortgage or by any government insurance or guaranty. It is anticipated instead that such obligation would be secured by a security interest in the ownership interests of the principals of the borrower or other security, including, where obtainable, a subordinate mortgage. Because the obligation to repay the loan prior to its stated maturity would not be included in the federally insured or guaranteed note and mortgage, the Fund would not be entitled to obtain insurance proceeds in the event of non-compliance with a demand for repayment at such earlier date. If the Fund has obtained a subordinate mortgage to secure the early repayment of the mortgage loan, the Fund would be able, subject to compliance with certain conditions, to foreclose on the mortgaged property, and obtain title (either directly or through an agent or nominee) to the underlying real property subject to the federally insured first mortgage. However, even if the Fund obtains a subordinate mortgage or other security, there can be no assurance that such subordinate mortgage or other security will provide meaningful protection to the Fund with respect to the early repayment of the loan, because the rights under such subordinate mortgage or other security and to the revenues of the project will be subordinate to the rights of the holder of the first mortgage. The Fund expects that if it is unable to enforce its right to early repayment, it would continue to hold its interests in the mortgage loan or the securities backed by such mortgage loan, the principal and interest of which mortgage loan or securities would remain federally insured or guaranteed. In such event, a loss could be incurred because the Fund would have required a higher rate for an investment in a mortgage loan or mortgage-backed security that was not accompanied by the right to demand repayment at an earlier date. The risk described in this paragraph does not apply to "balloon" loans, or securities backed thereby, that are guaranteed by Fannie Mae or Freddie Mac, because payments on such loans and securities are guaranteed at the stated maturity date.

      In addition, not all loans or mortgage-related assets in which the Fund may invest are federally insured or guaranteed or guaranteed by Fannie Mae or Freddie Mac. Mortgage Securities which are not so insured or guaranteed and CMBS will be subject to all the risks inherent in investing in real estate. See "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS -- Risk Factors--7. Real Estate-Related Risks" below.

      5. Ratings


      There can be no assurance that a rating that exists when a Fund investment is made will continue for any given period of time, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in the rating or withdrawal of the rating may signify an increase in the risk of default on the related investment and would be likely to result in a reduction in the value of the investment. There has been a recent trend for rating organizations to issue ratings reflecting lower credit quality. Ratings are only the opinions of the companies issuing them and are not guarantees as to quality or an assurance of the performance or quality of any such investment. Recent market events have caused some to question the extent to which one can rely on ratings. In addition, not all of the Fund's investments are rated or ratable.


      6. Lack of Diversification

      The Investment Company Act defines a "diversified company" as an investment company that maintains at least 75% of the value of its assets in cash and cash items (including receivables) government securities, securities of other investment companies and other securities. For purposes of making the calculation, the company may not count securities of a single issuer that account for more than 5% of the company's assets. The Fund plans to follow a policy of investing no more than 15% of its assets in any single Mortgage Security as of the time of investment. Given the foregoing definition of a diversified company, the Fund's ability to invest up to 15% of its assets in a single Mortgage Security under this policy may under certain circumstances result in the Fund's portfolio shifting from nondiversified to diversified and back again, without prior investor approval. This shift is contrary to Section 13(a)(1) of the Investment Company Act, absent prior security holder approval. However, the Trust has obtained from the SEC an exemption from this requirement insofar as the exemption might be necessary for the Fund to conduct its investment practices as described above. To the extent the Fund operates as a nondiversified company, the risk of loss on its investments will be increased. See "HISTORY - EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF THE INVESTMENT COMPANY ACT" in this Statement of Additional Information above.

      7. Real Estate-Related Risks


      The Fund seeks to invest principally in Mortgage Securities that are (i) federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac or (ii) backed by securities, obligations or loans which are federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac or (iii) have some form of credit enhancement to protect against losses in the event of a default. However, to the extent the Fund invests in direct mortgage loans without credit enhancement, including mezzanine loans, or if a state or local government entity or private entity which provides credit enhancement for a Mortgage Security fails to meet its obligations under the credit enhancement in the event of a default under the underlying mortgage loan, the Fund would be subject to the risks that apply to real estate investments generally with respect to that Mortgage Security. Current economic difficulties in the real-estate market may increase these risks. Some of these risks are described below.


      (a) Construction Risks. The construction period is an extremely risky phase of any project development for a variety of reasons. For example, it is sometimes difficult accurately to estimate prior to the commencement of construction the total costs of construction and related carrying costs that will be required in order to complete a project and to pay operating expenses, leasing costs and debt service until the project reaches sustaining occupancy. In addition, the construction period may be subject to unforeseeable delays and difficulties that may adversely affect the project and the related construction loan.

            The total development costs of a project and its scheduled completion date are subject to change as construction and operation of a project progresses. During all stages of development and construction, a developer is subject to extensive environmental, building, land use, zoning and other statutes and regulations administered by various federal, state, county and local authorities. Such statutory and regulatory requirements (and any changes in such requirements during construction) may result in increased costs, delays in construction and/or an inability to complete a project on schedule and in accordance with development plans. For example, changes in environmental or other laws may impose or increase restrictions on the use or operation of a project, may increase certain expenses of a project or may necessitate potentially expensive changes in the physical configuration of the property. Changes in federal tax laws may make investment in real estate less attractive economically and thereby adversely affect real estate values.

            Other factors that may result in increased costs, delays in construction and/or an inability to complete a project on schedule and in accordance with development plans include, without limitation, cost increases or shortages in, or the unavailability when needed of, materials, labor and/or services, construction or labor disputes, delays in construction caused by adverse weather, casualty and other factors, poor management, delays, unanticipated costs and difficulties in obtaining lease-up of a project and other unforeseen occurrences. Such cost overruns and delays may adversely affect the developer's ability to complete the construction of a project, as well as the economic viability of a project.

            Although the project and the sponsor will be carefully reviewed and underwritten, there is no assurance that a borrower will have the resources available to fund the total construction and marketing costs of a project or will be able to secure secondary or alternative financing of cost overruns or unanticipated costs. In the event that construction loan proceeds and other funds available to a borrower are insufficient to pay all such costs, the project may not reach completion, satisfy any requirements for permanent financing and/or reach sustaining occupancy, in which event the borrower is unlikely to be able to repay the loan.

            There is no assurance that a borrower will be able to complete the construction or lease-up of a project as required. Delays may result from a variety of causes, including, without limitation, the factors discussed above, despite the developer's contractual obligations as to completion and lease-up. Any failure to complete the construction or lease-up of a project on schedule and in accordance with development plans may result in loss of rental income, loss of permanent financing (if the Fund is providing only construction financing) or other financial assistance for the project.

            Market conditions also may change between the time at which a commitment is issued or the construction loan is made and the completion of a project, rendering the project economically unfeasible or anticipated rents unattainable. In the event that any of the foregoing or other difficulties occur during the construction period, a borrower may not repay all amounts advanced under or with respect to a construction loan on a timely basis.

      (b) Risks Affecting the Operation Of Projects And Repayment Of Permanent Loans. A borrower's ability to make required payments on any mortgage loan after the completion of construction of a project will be affected by a variety of factors. These include, but are not limited to, the achievement and maintenance of a sufficient level of occupancy, sound management of the project, timely receipt of rental income, increases in rents to cover increases in operating expenses (including taxes, utility rates and maintenance costs), and the costs of required repairs resulting from reasonable wear and tear and casualties and changes in applicable laws and governmental regulations. In addition, the continued feasibility of a project may depend in part upon general and local economic factors, the supply and demand for rental housing in the area in which the project is located, competition from other rental housing projects, rent controls and profit controls. There are no assurances that a project owner will be able to achieve and maintain sufficient rental income in order to pay all operating expenses and maintenance and repair costs of a project and the debt service on the related mortgage loan on a timely basis. In the event that a project owner is unable to pay all such costs, expenses and debt service, a default on the related mortgage loan is likely to occur.

      (c) Environmental and Litigation Risks. Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien generally will have priority over all subsequent liens on the property and, in certain states, will have priority over prior recorded liens, including the lien of a mortgage. In addition, under federal environmental law and possibly under state law in a number of states, a secured party which takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale, may be liable for the costs of cleaning up a contaminated site. Such costs could be substantial. The imposition of such costs on a project owner may adversely affect such owner's ability to pay the debt service on a mortgage loan. It is unclear whether such costs would be imposed on a secured lender such as the Fund or any secured lender acting on behalf of the Fund in the event that the secured lender did not actually acquire title to the project. In the event that title to a project securing a mortgage loan was acquired by the Fund or any lender acting on behalf of the Fund and cleanup costs were incurred in respect of the project (or such cleanup costs were imposed upon the Fund as a secured lender or any secured lender acting on behalf of the Fund even if the Fund or such other lender did not acquire title to the project), the Fund could realize a loss.

            Any project owner may be vulnerable to potential litigation arising from public or private disputes about the conduct of its business or the operation of its project. A project owner may become involved in disputes or litigation, during construction or in the course of continuing operations, as to violations of federal, state or local laws, property tax valuations and assessments, rent or profit controls, the terms of lease agreements with tenants or any other contract or agreement as to which it is a party or will become a party in the course of its business operations. Litigation arising from such disputes could be resolved adversely to the project owner and the existence of such a dispute or an unfavorable resolution of such a dispute could adversely affect the ability of a project owner to pay the debt service on its mortgage loan.

      (d) Foreclosure Risks. In those limited instances in which the Fund invests directly in mortgage loans rather than in Mortgage Securities backed by mortgage loans, it is anticipated that the mortgage loan will be secured by a deed of trust or mortgage, depending upon the prevailing practice in the state in which the subject property is located. Foreclosure of a deed of trust may be accomplished in certain jurisdictions by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. Foreclosure of a mortgage generally is accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary party defendants. The borrower may seek bankruptcy protection in an attempt to delay or avert a foreclosure and/or assert other defenses to the proceedings. Any bankruptcy filing will, and the assertion of other defenses may, significantly delay the proceedings and increase the expenses incurred by the lender in prosecuting the proceedings, and could result in a reduction of the secured debt in the event of a "cramdown" by a bankruptcy court. Depending upon market conditions, the net proceeds of the sale of the property after foreclosure, fix-up and selling expenses may be less than the Fund's investment.

            In some states, after foreclosure and sale, the borrower and foreclosed junior lienholders are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. Consequently, the practical effect of the redemption right is often to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

      8. Defaults on Credit-Enhanced Bridge Loans

      The Fund is subject to the risk that LIHTC or RTC investors may not make required payments on their obligations to the development owner as scheduled and also to certain real estate risks relating to the underlying development. LIHTC or RTC investors may not make the payments for reasons relating to the performance of the development, i.e., because the agreed upon circumstances under which the payments would become due do not occur, in which event, the Fund may not have any remedy. In addition, however, the LIHTC or RTC investors may not make the payments as a result of changes in the financial capacity of the LIHTC investors themselves. In the event that the LIHTC or RTC investors do not make required payments, the Fund may be required to enforce the obligations of the LIHTC or RTC investors under their notes or other payment agreements with the development owner. Enforcement actions may include foreclosing upon or otherwise acquiring the defaulting LIHTC or RTC investors' ownership interests. As the owner of such interests in the development owner, the Fund would be subject to the real estate risks that any development owner would face. Certain of these risks are described above under the caption "DESCRIPTION OF THE HIT WORKDFORCE HOUSING FUND, ITS INVESTMENTS AND RISKS -- Risk Factors -- 7. Real Estate-Related Risks".

      9. Risks of CMBS

      In general, the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, since payments and the timing of payments made in respect of the CMBS depend on payments received on and other recoveries with respect to the underlying mortgage loans. These risks reflect, among other things, the effects of local and other economic conditions on real estate markets, the ability of tenants to make rent payments, and the ability of a property to attract and retain tenants. See "DESCRIPTION OF THE HIT WORKFORCE HOUSING FUND, ITS INVESTMENTS AND RISK--Risk Factors--7. Real Estate-Related Risks" above. Certain types of commercial properties may also be subject to other risks in addition to those described in that section. CMBS are not insured or guaranteed by any government agency or instrumentality, by any private mortgage insurer or by any other firm or entity.

      10. Risks of Total Return Swap Contracts

      Total Return Swap Contracts (TRS Contracts) are highly specialized instruments that require investment techniques and risk analyses different from those associated with traditional investments. The use of TRS Contracts requires an understanding not only of the referenced asset and reference rate, but also of the contract itself, without the benefit of observing the performance of the contract under all possible market conditions. As a result, TRS Contracts may involve risks that are different from and may be greater than those of the underlying tax-exempt bonds, the other assets held by the Fund, or the Fund's market index. Some of these risks are described below:

      a) Counterparty Risk. TRS Contracts are subject to the possibility that the counterparty may fail to make payments to the Fund or to otherwise fulfill its contractual obligations and that collateral proffered in the event of such default may be inadequate to make the Fund whole.

      b) Market and Convergence Risk. The Fund bears the risk that it will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in entering into TRS Contracts. In particular, the relationship between tax-exempt rates and taxable rates could move in a direction different from that expected by the Fund. Market forces could, among other things, cause the rate determining payments due to the Fund to decrease relative to the rate determining payments owed by the Fund. In addition, the Fund may lose money to the extent transaction costs associated with the TRS Contracts exceed the benefits obtained by entering into them.

      c) Liquidity Risk. TRS Contracts may also be subject to liquidity risk, which exists when a particular contract is difficult to purchase or sell or when it is not possible to enter into a TRS Contract or terminate a TRS Contract at an advantageous time or price. In addition, certain TRS Contracts may be subject to the Fund's limitation on investments in illiquid securities.

      d) Leverage Risk. TRS Contracts may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Leverage risk may impact the Fund to the extent that losses taken on both a TRS Contract and the investments made with proceeds from the associated sale of the tax-exempt bonds could compound one another. A TRS Contract will not be considered to constitute the issuance of a "senior security," and will not be subject to the 300% percent asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction in accordance with SEC requirements.

      e) Payment Date and Valuation Risk. The Fund could bear temporary payment date risk related to TRS Contracts requiring payment streams on a schedule that fails to match up. The Fund may bear some additional risk of loss on TRS Contracts that require subjective valuations of gains or losses of the underlying bonds for purposes of calculating termination payments.

      11. Risks of Forward Commitments

      As explained above, the Fund may invest in Mortgage Securities originated under forward commitments, in which the Fund agrees to purchase an investment either in or backed by mortgage loans that have not yet closed. In periods of declining interest rates or as a consequence of other market factors, Mortgage Securities for which the Fund has issued commitments may not be delivered to the Fund. In general, the risks of investing in forward commitments reflect the risks of investing in other Mortgage Securities. However, the Fund will typically seek to reduce the likelihood of non-delivery for Mortgage Securities backed by multifamily projects and certain single family loans by including mandatory-delivery clauses in its commitments, which in some cases are secured by a lien on the property. In addition, the Fund will typically require a good faith deposit, payable when commitments for Mortgage Securities related to multifamily projects are issued. The Fund will retain the deposit if any such investment is not delivered to the Fund. These mechanisms help assure delivery of the related Mortgage Securities, but there is no guarantee that all investments the Fund commits to purchase will actually be delivered to the Fund, or that the deposit will cover all of the lost value of any Mortgage Security not delivered as required. Finally, forward commitments may add leverage risk to the Fund's portfolio because the Fund would be subject to potential compound losses on any asset which it is committed to purchase and on the assets that it holds pending that purchase.

      12. Risks Relating to Mezzanine Loans

      The Fund may invest in mezzanine loans. A mezzanine loan is a loan secured by a security interest in the mezzanine borrower's partnership or limited liability company interest in the direct owner of the related real property. A mezzanine loan is subordinate to any mortgage loan on the property and the mezzanine loan may become unsecured in the event of a foreclosure by the holder of a mortgage on the related real property. A mezzanine loan typically reduces the equity of the property owner and in effect results in a higher loan to value ratio for a project. As a result, the Fund intends to invest in mezzanine loans where the aggregate principal amount of the mortgage and mezzanine loans at the time the loan is made is not expected to exceed 90% of the fair market value of the project at that time and where the combined debt service coverage ratio for the mortgage and mezzanine loans is not expected at the time the loan is made to exceed 1.10, based upon the Fund's projections of future income and expenses at the time the Fund commits to the loan. In the event of a default or a bankruptcy with respect to the owner of the real property, the mezzanine lender will lose its investment before any losses are suffered by the holder of any mortgage loan on the property.

      Since a mezzanine loan is secured by a security interest in partnership or limited liability company interests, which are personal property, the creation and enforcement of the security interest is governed by the Uniform Commercial Code (UCC), rather than by applicable laws relating to mortgage laws. In addition to being in a subordinate position, a mezzanine lender does not have many of the protections a mortgage holder would have. A mortgage lien runs with the land and binds subsequent purchasers of the property; a mezzanine loan does not. A mortgage lender also has the ability to eliminate certain junior liens and encumbrances in a foreclosure proceeding, the right to appointment of a receiver, protections against waste and limits on the borrower's equity of redemption. In certain jurisdictions, however, foreclosure on the equity interests under the UCC may be faster than a foreclosure proceeding on a mortgage.

      A mezzanine lender typically enters into an intercreditor agreement with the mortgage lender(s) for the related property. Generally, an intercreditor agreement confirms the subordination of the mezzanine loan to the mortgage loan and severely restricts the mezzanine lender's ability to make certain decisions or to enforce its rights and remedies under the mezzanine loan documents unless the mortgage loan is fully secured or the mortgage lender is made whole. Conversely, an intercreditor agreement typically provides that the mezzanine loan is a permitted encumbrance which has been approved by the mortgage lender and gives the mezzanine lender the right to cure any defaults under the mortgage loan (which cure rights may be no more generous than those given to the mortgage borrower) and to purchase the mortgage loan from the mortgage lender in the event of a default under the mortgage loan.

      13. Risks Arising From Regulatory Agreements

      Certain of the properties which secure the Mortgage Securities in which the Fund may invest may be subject to regulatory agreements which impose restrictions upon a borrower's ability to operate its project and may give a third party regulator the right to take control of the property in the event of any breach by the borrower. These restrictions, which may limit the borrower's ability to maximize revenue from the project, may include occupancy restrictions, income limitations on tenants, rent limitations, requirements for reserves and deposits, limitations on the borrower's transfer of the project or interests in the owner, limitations on permitted indebtedness, limitations on management, insurance requirements, prohibitions against changes in use or modification of the project and the like. These restrictions may adversely affect the operation of the project, affecting the economics and the value of the project, and may reduce the value of the project or its marketability after a default on the mortgage loan backing a Mortgage Security.

      14. Availability of Investments in Workforce Housing

      In order to invest in Mortgage Securities financing the construction, preservation or acquisition of workforce housing, the Fund seeks to maintain a pipeline of potential investments. Due to the inherent complexity of financing workforce housing projects, the Fund may be unable to identify sufficient projects. In addition, it is not unusual for projects to take several months or longer to close, due to market conditions, zoning and permitting regulations and the need to comply with the requirements of federal and state subsidy programs. As a consequence, notwithstanding the Fund's investment objective, the Fund may, particularly during its initial start-up period, be unable to locate investments which directly or indirectly finance workforce housing and meet its investment criteria and return requirements. Thus, although under normal circumstances, the fUND will seek to invest principally in workforce housing, there can be no guarantee that the Mortgage Securities in which the Fund invests will finance, directly or indirectly, workforce housing.

MANAGEMENT OF THE TRUST AND THE HIT WORKFORCE HOUSING FUND

      The AFL-CIO Housing Investment Trust (Trust) is a common law trust created under the laws of the District of Columbia pursuant to a Declaration of Trust. The Trust currently consists of two series, one of which is the Fund. Under the terms of the Declaration of Trust, the Board of Trustees of the Trust has overall responsibility for the management and policies of the Trust, including management of the Fund. The Board of Trustees currently maintains four committees: the Executive Committee, the Audit Committee, the Nominating Committee and the Committee of the Whole.

      The Executive Committee is currently composed of Chairman Richard Ravitch, who serves as chairman of the Committee, Management Trustee Tony Stanley and Union Trustee John Sweeney. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session.

      The Audit Committee monitors the accounting practices and performance of the Fund's management and independent registered public accounting firm. The Committee is composed of Stephen Frank (designated Audit Committee Financial Expert), Marlyn Spear (designated Audit Committee Financial Expert), Richard Trumka, George Latimer and Tony Stanley. The Audit Committee operates under a written charter adopted by the Board of Trustees. Pursuant to its charter, the Audit Committee must meet annually with the independent registered public accounting firm to review the audit outside the presence of Fund management.

      The Nominating Committee is composed of Chairman Richard Ravitch, Management Trustee Tony Stanley and Union Trustee John Sweeney. The Nominating Committee recommends candidates for election to the Board of Trustees. Pursuant to Section (4) of its charter, the Nominating Committee will consider Trustee candidates recommended by Participants. The Nominating Committee has not adopted formal procedures to be followed by Participants in submitting such recommendations. However, it is the practice of the Board of Trustees, all members of which are disinterested, to set a record date by which Participants may submit matters for consideration by the Participants at the annual meeting, including recommendations for trustee candidates. Once received, the Nominating Committee reviews the eligibility of each candidate in accordance with the criteria set forth in the charter.

      The Committee of the Whole monitors the Fund's investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the Fund. This Committee is currently composed of all of the Trustees

      No committee functions as a compensation committee as such. The Executive Committee, however, does make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as trustees and compensation payable to executive officers.

      In order to provide advice to the Fund on attaining its workforce housing objectives by bringing together leading figures in the fields of housing, government and development, the Fund will seek to constitute a separate Advisory Board. The Advisory Board will be comprised of up to three members of the Trust Board and eight additional members representing key investors, government officials and housing finance and development professionals, The Advisory Board will meet quarterly.

      The Board of Trustees met three times during the Trust's fiscal year ended December 31, 2007. The Audit Committee met three times and the Nominating Committee met two times during the Trust's fiscal year ended December 31, 2007. The Executive Committee did not meet during the period.

      The Chief Executive Officer, assisted by the other officers of the Trust, is responsible for the day-to-day administration of both series of the Trust, including the Fund. The Portfolio Management Group staff, assisted by the Portfolio Management Committee, manages the portfolio in accordance with the Fund's investment objectives and guidelines. The Investment Committee reviews and approves proposed investments in Mortgage Securities to ensure that they meet the risk and return requirements of the Fund. The Portfolio Management and Investment Committees are comprised of senior Trust staff. The Executive Committee of the Board of Trustees reviews and approves any proposed single investment or transaction that would exceed $50 million.

TRUSTEES OF THE TRUST

      The current Trustees of the Trust and their principal occupations are as follows:


                                                                                                       Number of
                                                                                                       Series in    Other
                           Position Held   Term of Office                                              The Trust    Directorships
                           with the        and Length of       Principal Occupation/Business          Overseen by   Held by
Name, Age, Address         Trust           Time Served         Experience During Past 5 Years*          Trustee     Trustee**
---------------------------------------------------------------------------------------------------------------------------------
Richard Ravitch            Chairman        Service Commenced   Principal, Ravitch Rice & Co. LLC;         2         None
610 5th Avenue                             1991, Term          Director, Parsons, Brinckerhoff
Ste. 420                                   expires 2008        Inc.; formerly Co-Chair, Millennial
New York, NY 10020                                             Housing Commission; President and
Age 75                                                         Chief Executive Officer, Player
                                                               Relations Committee of Major League
                                                               Baseball.

Mark Ayers                 Union           Service             President, Building and                    2         None
815 16th Street, NW        Trustee         Commenced           Construction Trades Department,
Suite 600                                  March 2008,         AFL-CIO; formerly Director, IBEW
Washington, DC 20006                       Term Expires        Construction & Maintenance Division.
Age 59                                     2009

Arlene Holt Baker          Union Trustee   Service Commenced   Executive Vice President, AFL-CIO;         2         None
815 16th Street, NW                        March 2008,         formerly President, Voices for
Washington, DC 20006                       Term Expires        Working Families and Executive
Age 57                                     2008                Assistant to the President,
                                                               AFL-CIO.

----------
* None of the Trustees are "interested persons" as defined in the Investment Company Act of 1940, as amended.

** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

                                                                                                       Number of
                                                                                                       Series in    Other
                           Position Held   Term of Office                                              The Trust    Directorships
                           with the        and Length of       Principal Occupation/Business          Overseen by   Held by
Name, Age, Address         Trust           Time Served         Experience During Past 5 Years*          Trustee     Trustee**
-----------------------------------------------------------------------------------------------------------------------------------
John J. Flynn              Union Trustee   Service Commenced   President, International Union of          2         None
1776 Eye Street, NW                        May 2000,           Bricklayers and Allied Craftworkers
Washington, DC 20006                       Term Expires        (BAC).
Age 74                                     2009

John J. Sweeney            Union Trustee   Service Commenced   President, AFL-CIO.                        2         None
815 16th Street, NW                        April 1981,
Washington, DC 20006                       Term Expires
Age 74                                     2010

Richard L. Trumka          Union Trustee   Service Commenced   Secretary-Treasurer, AFL-CIO.              2         None
815 16th Street, NW                        December 1995,
Washington, DC 20006                       Term Expires
Age 59                                     2008

Frank Hurt                 Union Trustee   Service Commenced   International President, Bakery,           2         None
10401 Connecticut Avenue                   March 1993,         Confectionery & Tobacco Workers and
Kensington, MD 20895                       Term Expires        Grain Millers International Union.
Age 69                                     2010

James A. Williams          Union Trustee   Service Commenced   General President, International           2         None
1750 New York Avenue, NW                   June 2005, Term     Union of Painters and Allied Trades
Washington, DC 20006                       Expires 2008        of the United States and Canada;
Age 58                                                         formerly General
                                                               Secretary-Treasurer, IUPAT.

Stephen Frank              Management      Service Commenced   Retired; formerly Vice President           2         None
8584 Via Avellino          Trustee         May 2003,           and Chief Financial Officer, The
Lake Worth, FL 33467                       Term Expires        Small Business Funding Corporation.
Age 68                                     2009

George Latimer             Management      Service Commenced   Distinguished Visiting Professor of        2         Identix
1600 Grand Avenue          Trustee         May 1996,           Urban Land Studies, Macalester                       Incorporated
St. Paul, MN 55105                         Term Expires        College; formerly, Director,
Age 73                                     2008                Special Actions Office, Department
                                                               of Housing and Urban Development.

Marlyn J. Spear, CFA       Management      Service Commenced   Chief Investment Officer, Building         2         None
500 Elm Grove Road         Trustee         March 1995,         Trades United Pension Trust Fund
Elm Grove, WI 53122                        Term Expires        (Milwaukee and Vicinity).
Age 55                                     2009

                                                                                                       Number of
                                                                                                       Series in    Other
                           Position Held   Term of Office                                              The Trust    Directorships
                           with the        and Length of       Principal Occupation/Business          Overseen by   Held by
Name, Age, Address         Trust           Time Served         Experience During Past 5 Years*          Trustee     Trustee**
-----------------------------------------------------------------------------------------------------------------------------------
Tony Stanley               Management      Service Commenced   Director, TransCon Builders, Inc.;         2         None
2221 Stonehaven Road       Trustee         December 1983,      formerly Executive Vice President,
Port St. Lucie, FL                         Term Expires        TransCon Builders, Inc.
34952                                      2010
Age 75

Jack Quinn                 Management      Service Commenced   President, Erie County Community           2         Kaiser
700 13th Street, NW        Trustee         June 2005, Term     College; Formerly Member of                          Aluminum
Suite 400                                  Expires 2008        Congress, 27th District, New York.                   Corporation
Washington, DC 20005
Age 57


      Union Trustees Baker, Trumka and Williams and Management Trustees Latimer and Quinn are "Class I" Trustees, whose terms expire at the 2008 Annual Meeting of Participants. Union Trustees Ayers, and Flynn and Management Trustees Frank and Spear are "Class II" Trustees whose terms expire at the 2009 Annual Meeting of Participants. Union Trustees Hurt and Sweeney and Management Trustee Stanley are "Class III" Trustees whose terms expire at the 2010 Annual Meeting of Participants. Trustee Ravitch is the Chairman (a non-classified trustee) with a one-year term expiring at the 2008 Annual Meeting of Participants.


      In addition, the Board of Trustees at its June 2008 meeting elected Mr. Lindell K. Lee to serve out the unexpired term of Jon Walters, who resigned his position as a "Class II" Union Trustee in March 2008. Mr. Lee's services will commence at the next meeting of the Board of Trustees. The information concerning Mr. Lee is as follows:

Lindell K. Lee             Union Trustee   Service Due to      International Secretary-Treasurer,         2         None
900 7th Street, NW                         Commence Fall       International Brotherhood of
Washington, DC 20001                       2008,               Electrical Workers; formerly
Age 66                                     Term Expires        International Vice President, IBEW.
                                           2009


EXECUTIVE OFFICERS

      The Executive Officers of the Trust are located at 2401 Pennsylvania Avenue, Suite 200, Washington, DC 20037. The Executive Officers of the Trust are elected annually by the Board of Trustees to one-year terms that begin on January 1 and expire on December 31, or until their respective successors are appointed and qualify. No Executive Officer of the Trust serves as a trustee or director in any corporation or trust having securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act. All Executive Officers of the Trust also serve in the same capacity as Executive Officers of the Fund and of the other series of the Trust, with the exception of the Chief Investment Officer. The Executive Officers are as follows:


                                                  Length  of  Time
Name & Age             Current Position w/Fund    Served w/Fund      Previous Principal Occupations over Past 5 Years
-----------------------------------------------------------------------------------------------------------------------------------
Stephen F. Coyle       Chief Executive Officer    Since inception    Chief Executive Officer since 1992, AFL-CIO Housing Investment
   Age 62                                                            Trust.

                                                  Length  of  Time
Name & Age             Current Position w/Fund    Served w/Fund      Previous Principal Occupations over Past 5 Years
-----------------------------------------------------------------------------------------------------------------------------------
Helen R. Kanovsky      Chief Operating Officer    Since inception    Chief Operating Officer since January 2002, AFL-CIO Housing
   Age 57                                                            Investment Trust; Executive Vice President - Finance and
                                                                     Administration from 1999-2001, AFL-CIO Housing Investment
                                                                     Trust; Chief of Staff from 1998-1999 for U.S. Senator John F.
                                                                     Kerry; General Counsel from 1995-1998, AFL-CIO Housing
                                                                     Investment Trust.

Erica Khatchadourian   Chief Financial Officer    Since inception    Chief Financial Officer (position formerly titled Executive
   Age 41                                                            Vice President - Finance and Administration) since 2001,
                                                                     AFL-CIO Housing Investment Trust; Controller in 2001, and
                                                                     Chief of Staff and Director of Operations from 1997-2000,
                                                                     AFL-CIO Housing Investment Trust.

Chang Suh              Executive Vice             Since inception    Executive Vice President/Chief Portfolio Manager since March
   Age 37              President/Chief                               2003; Assistant Portfolio Manager Manager from 2001-2003;
                       Portfolio                                     Senior Portfolio Analyst from 1998-2001, AFL-CIO Housing
                                                                     Investment Trust.

Mary C. Moynihan       General Counsel            Since inception    General Counsel, since April 2004; Chief Counsel, January 2004
   Age 49                                                            - April 2004; Deputy General Counsel in 2003, AFL-CIO Housing
                                                                     Investment Trust.

Christopher Kaiser     Associate General          Since inception    Associate General Counsel since February 2007 and Chief
   Age 43              Counsel and Chief                             Compliance Officer since June 2007, Officer AFL-CIO Housing
                       Compliance                                    Investment Trust; Branch Chief, 2003 - 2007 and Staff
                                                                     Attorney, 2001 - 2003, Division of Investment Management,
                                                                     Securities and Exchange Commission.

Stephanie Wiggins      Chief Investment Officer   Since inception    Chief Investment Officer - Multifamily Finance since January
   Age 43              - Multifamily Finance                         2001; Director, Fannie Mae Production from 2000 - 2001,
                                                                     AFL-CIO Housing Investment Trust; Director, Prudential
                                                                     Mortgage Capital Company; Vice President / Multifamily
                                                                     Transaction Manger, WMF Capital Corporation.

Harpreet Peleg         Controller                 Since inception    Controller since 2005; Chief Financial Officer, AFL-CIO
   Age 34                                                            Investment Trust Corporation; Supervisor - Gas Settlements,
                                                                     PG&E National Energy Group; Financial Analyst, Goldman Sachs.


Information is accurate as of the date of this Statement of Additional Information.

Compensation Tables


      The following table sets forth the estimated compensation, including any previously deferred compensation, to be paid during the Fund's first fiscal year to each of the three highest paid Executive Officers of the Fund and to all Trustees of the Trust on behalf of the Fund. (The Fund plans to begin operations in 2009.) The Trust manages its series with its internal staff, estimated to be approximately 56 employees for fiscal year 2009, some of whom will receive aggregate compensation in excess of $60,000 from both series combined. However, the Trust estimates that no employees will be paid aggregate compensation from the Fund exceeding $60,000 during the 2009 fiscal year. The compensation expense for Trustees will be allocated equally between the series of the Trust.

                                  COMPENSATION
             (for the period January 1, 2009 to December 31, 2009)

                                                  Pension or
                                                  Retirement
                                                  Benefits Accrued   Total Estimated
                              Estimated           as Part of         Compensation
                              Compensation From   Estimated Fund     From Trust Paid to
Name of Person, Position      the Fund            Expenses           Trustees
---------------------------------------------------------------------------------------
Richard Ravitch,
  Chairman                        $5,000                 --               $5,000

Arlene Holt Baker,
  Union Trustee                       --                 --                   --

John J. Flynn,
  Union Trustee                       --                 --                   --

Stephen Frank
Management Trustee                $1,500                 --               $1,500

Frank Hurt,
  Union Trustee                       --                 --                   --

Mark Ayers,
  Union Trustee                       --                 --                   --

John J. Sweeney,
  Union Trustee                       --                 --                   --

Richard Trumka,
  Union Trustee                       --                 --                   --

Lindell Lee,
  Union Trustee                       --                 --                   --

James A. Williams,
  Union Trustee                       --                 --                   --

George Latimer,
  Management Trustee              $1,500                 --               $1,500

Marlyn J. Spear,
  Management Trustee              $1,500                 --               $1,500

                                                  Pension or
                                                  Retirement
                                                  Benefits Accrued   Total Estimated
                              Estimated           as Part of         Compensation
                              Compensation From   Estimated Fund     From Trust Paid to
Name of Person, Position      the Fund            Expenses           Trustees
---------------------------------------------------------------------------------------
Tony Stanley,
  Management Trustee              $1,500                 --               $1,500

Jack Quinn,
  Management Trustee              $1,500                 --               $1,500


THE RETIREMENT PLAN


      The Trust provides a Retirement Plan for the employees of the Trust, including the staff of the Fund. Under the Retirement Plan, contributions are based on an eligible employee's base salary. The Internal Revenue Service also imposes an annual maximum on the amount that can be counted in determining base salary, which amount is currently $230,000. In general, rates are determined actuarially every year. The Retirement Plan was funded by employer contributions at rates of approximately 21.00% of eligible employees' base salaries during the twelve months ended December 31, 2007.


      The Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Retirement Plan's board of trustees and that make contributions to the Retirement Plan on their behalf. Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

      The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee's age plus years of credited service equals 80 or more. The amount of this pension depends on salary and years of credited service at retirement. Eligible employees will receive 3.00% of the average of their highest three years' earnings, subject to the Internal Revenue Service limit noted above (Final Average Salary) for each year of credited service up to 25 years, and 0.5% of their Final Average Salary of each year of credited service over 25 years. Eligible employees must have at least three years of service to retire and receive a monthly pension. Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

      The Trust's costs associated with its contributions under the retirement plan are allocated between the series based on the allocation of individual employee time.


      Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications.


                            Years of Service
Final Average Salary(1)     15(2)        20(2)        25(2)       30(3)        35(3)
-----------------------     -------------------------------------------------------------
      $   100,000           $   45,000   $   60,000   $  75,000   $   77,500   $   80,000
          150,000               67,500       90,000     112,500      116,250      120,000
          230,000              103,500      138,000     172,500      178,250      184,000

----------
(1) The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than shown, depending on several factors, including but not limited to the employee's years of service, level of compensation, and actual year of retirement.

(2) 3.00% per year up to 25 years.

(3) 0.5% per year over 25 years.

THE 401(K) PLAN

      Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set aside up to 100% of his or her total compensation, up to a maximum of $15,000 in 2007 (or up to $20,000 for eligible employees over the age of 50). In 2008, the Trust is matching dollar-for-dollar the first $4,200 contributed. The amount set aside by an eligible employee and the amount of the Trust's matching contribution, if any, will be deposited in a trust account in the employee's name. Every employee of the Trust is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien. An eligible employee may enroll in the 401(k) Plan on January 1st and July 1st of every year. The Trust's expenses arising from its matching contributions under the 401(k) Plan are allocated between the series based on the allocation of individual employee time.

      When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee's behalf, the additional amounts that the Trust contributed to the trust account on the employee's behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee's allocated share of expenses).

      If the employee continues to work for the Trust, the employee cannot withdraw these amounts unless the employee has a financial hardship. A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses and the need to prevent eviction from, or foreclosure of the mortgage of, the employee's primary residence. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee's account, to meet the immediate financial need.

      The amount in an employee's account must be distributed to the employee in one lump sum or in periodic installments beginning April 1st of the year following the year in which the employee reaches age 70 1/2. Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee's employment. An employee will be entitled to receive a distribution of the amounts in their account upon the employee's attainment of age 65. A participating employee may borrow from his or her account subject to certain prescribed limitations.



      CODE OF ETHICS

      The Board of Trustees of the Trust has adopted a Code of Ethics (Code) under Rule 17j-1 of the Investment Company Act for the Fund. The Code applies to the personal trading activities of "access persons" (generally, officers and employees of the Fund who participate in or have access to information respecting the Fund's purchase or sale of investments). The Code requires that access persons report their securities holdings and transactions to the Fund or the investment adviser, as applicable, and that such persons obtain pre-clearance from the Fund for certain transactions. The Code permits access persons to invest in securities, including, under certain circumstances, securities that may be purchased or held by the Fund. The Code is incorporated by reference as an exhibit to this registration statement and has been filed with the SEC.

PORTFOLIO MANAGER

      The Fund's portfolio is internally managed, and the Fund has had no external investment adviser. The Board of Trustees has determined that that the Fund's internalized management structure is in the best interest of the Fund and its Participants.

      Chang Suh, as Chief Portfolio Manager is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Suh also manages the other series of the Trust. He has no ownership interest in the Fund or the other series of the Trust.

      Mr. Suh's compensation will generally consist of base salary. The portfolio manager's base salary is determined by the manager's experience and performance in the role. In addition, the portfolio manager is eligible to participate in the Trust's Retirement and 401(k) Plans (see "THE RETIREMENT PLAN" and "THE 401(K) PLAN" above), as well as the standard health and welfare benefits available to all Trust employees.


      Mr. Suh manages one other account, the other series of the Trust, which is a registered investment company, with total assets of approximately $3.7 billion. This account pays no advisory fees based on performance or otherwise.

      Because Mr. Suh is responsible for the management of more than one portfolio, in this case the two series of the Trust, the potential arises for Mr. Suh to favor one series over the other. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Trust does not believe that any material conflicts are likely to arise out of the portfolio manager's responsibility for the management of both the series of the Trust. The Trust has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one portfolio over another; however, as explained above, Mr. Suh is not compensated based on the performance of either series.

      o The portfolio manager could favor one series over another in allocating new investment opportunities that have limited supply. If, for example, an offering that was expected to appreciate in value significantly shortly after the offering was allocated to one series, that series may be expected to have better investment performance than the series that did not receive an allocation. The Trust has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner.

      o The portfolio manager could favor one series over another in the order in which trades for the two series are placed. When the portfolio manager intends to trade the same security for both series, the policies of the Trust generally require that the trades for both series are aggregated such that each series receives the same price.

      o To the extent the investment objectives or strategies of the series are different, a conflict of interest may arise. For example, if the portfolio manager purchases a security for one series and sells the same security for the other series, such a trading pattern may disadvantage one of the series. However, it is possible that the portfolio manager may conclude that it is in the best interest of one series to sell a portfolio security while the other series continues to hold or increase the holding in such security.

PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP

      The Fund is not yet operational and has no Participants that owned of record and are known by the Fund to own beneficially 5% or more of Units.

      Individuals are not eligible to invest in the Fund, and the Trustees and officers, as a group, own no Units in the Fund.

INVESTMENT ADVISER

      The Fund is internally managed and does not have an investment advisor.

SALES AND DISTRIBUTION ACTIVITIES


      The Fund's marketing staff, operating out of the Trust offices in the District of Columbia, conducts, and manages the other Fund staff members who conduct sales and distribution activities for the Fund. Sales and distribution activities are directed to certain pension plans and include solicitations in person or by mail or telephone as well as responding to inquiries concerning the Fund's offering of Units, and the ministerial and clerical work of effecting sales of Units. Expenses of sales and distribution of Units in this manner are to be paid by the Fund pursuant to a plan for distribution adopted by the Trustees and to be ratified by the initial unit-holder pursuant to SEC Rule 12b-1 under the Investment Company Act (Distribution Plan). At its June 25, 2008 meeting, the Board of Trustees approved the use of up to $250,000 for on an annualized basis, under the Fund's Distribution Plan, from which non-material increases may be made by the Board. No material increase in the budget for the Distribution Plan will be made without Participant approval.

      The Fund has not operated for a full fiscal year and has no historical information regarding 12b-1 expenses. The Fund expects that these expenses will not exceed $250,000 for fiscal year 2009.


PARTICIPANT UNITS

SECURITIES OFFERED

      Beneficial interests of the Fund are divided into Units representing equal portions of the Fund assets. Rights arising from ownership of Units are set forth in the Declaration of Trust. The Declaration of Trust can be amended by vote of a majority of Trustees without any requirements of a vote by Participants. However, the Declaration of Trust provides that, notwithstanding anything to the contrary contained in the Declaration of Trust or any amendment thereto, no part of the Fund that equitably belongs to any Participant (other than such part as is required to pay the expenses of the Fund) is to be used for any purpose other than the exclusive benefit of the investors. In addition, fundamental investment policies may not be changed without the approval of holders of a majority of the Fund's outstanding Units.

      Each Unit carries the right to vote to elect Trustees, to ratify selection of the auditors for the Fund and to approve changes in investment policy of the Fund. Voting rights are based on the number of Units held, of each series, and not on the relative net asset value of the Units. Each Unit of the Fund entitles the holder thereof to participate pro rata with all other Units in the distribution of assets in any liquidation of the Fund. No preemptive rights attach to Units; the Fund has the right to sell or exchange Units without offering the same to the holders of the then outstanding Units.

      The majority of jurisdictions in the United States recognize a trust, such as the Trust, as a separate legal entity, wholly distinct from its beneficiaries. In those jurisdictions, the beneficiaries of a trust, such as the Participants in the Fund, are not liable for the debts or other obligations of the trust. A few jurisdictions do not recognize so-called "business trusts" as separate legal entities and hold the beneficiaries of such trusts personally liable for actions of the business trusts. The Fund, nevertheless, does not expect to exclude otherwise eligible investors in such jurisdictions from investing in Units.

      It is the intent of the Fund to require that every written contract that the Fund executes include a provision that states that the contract is not binding upon any of the Trustees, officers or Participants personally, but is solely an obligation of the Fund or the Trust. In most jurisdictions, Participants will have no personal liability under any contract that contains this provision. However, in jurisdictions that do not recognize the separate legal status of a trust such as the Trust, Participants could be held personally liable for claims against the Trust or its series. These claims could include contract claims where the contract does not limit personal liability, tort claims, tax claims and certain other statutory liabilities. If such liability were ever imposed upon Participants, Participants would be liable only to the extent that the Fund's assets and insurance were not adequate to satisfy the claims.

      Units are not transferable and are not assignable. No holder of a Unit has the authority to pledge the Unit as collateral for any loan. The Fund will not issue certificates to evidence ownership of Units of the Fund. In lieu thereof, Units are issued and redeemed by book entry and without physical delivery of any securities.

      The Fund may be terminated at any time by the Trustees after notice in writing to all Participants. The Declaration of Trust may be amended or altered at any time by the Trustees.

ELIGIBLE PARTICIPANTS

      Only Eligible Pension Plans are eligible to own Units. Pursuant to the Declaration of Trust, an "Eligible Pension Plan" is defined as:

      (a)   a pension plan (Pension Plan) constituting a qualified trust under
            Section 401(a) of the Internal Revenue Code of 1986, as amended
            (Code) which has beneficiaries who are represented by a Labor Organization(5) and the assets of which are managed without the direct intervention or control of the plan's beneficiaries;

      (b)   a governmental plan (Governmental Plan) within the meaning of section 414(d) of the Code which has beneficiaries who are represented by a Labor Organization and the assets of which are managed without the direct intervention or control of the plan's beneficiaries;

      (c) a master trust holding the assets of more than one Pension Plan or more than one Governmental Plan, where at least one of the plans with assets in the master trust has beneficiaries who are represented by a Labor Organization;

      (d) a pension or retirement program of a non-United States jurisdiction that is similar to a "governmental plan" as defined in Title 29,
            Section 1002(32) of the United States Code; or

      (e) a non-United States employee benefit plan subject to regulation under applicable non-United States laws that are similar in purpose and intent to the Employee Retirement Income Security Act of 1974, as amended.

PURCHASE AND REDEMPTION OF UNITS

      The price of Units is based on Net Asset Value or NAV. Net Asset Value for a particular purchase will be determined as of the Valuation Date following receipt of the purchase order by dividing the value of the Fund's investments plus any cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus), by the number of Units outstanding as of that Valuation Date. See "VALUATION OF UNITS" below for a discussion of the valuation methods used by the Fund in determining its Net Asset Value.

      Whole or fractional Units may be purchased as of quarterly Valuation Dates. A request for purchase of Units and the required payment for Units by check or wire transfer must be received by the Fund before the Valuation Date as of which they are to be issued. A minimum initial purchase of $10,000,000 is required. All purchase payments will be held in one or more short-term investments until the Valuation Date. A copy of the participation form that will be used to hold purchase payments is available upon request. There is no sales charge or commission payable in connection with the purchase of Units. The Fund does, however, apply a 2% redemption fee to any shares redeemed (either by selling or exchanging to another fund) within one year of purchase. The fee is withheld from redemption proceeds and retained by the Fund in order to offset the portfolio transaction and other costs incurred by the Fund in connection with a withdrawal from the Fund. Units held for one year or more or issued in connection with the reinvestment of dividends are not subject to the 2% fee. Units held the longest will be redeemed first.

      For additional information about purchasing Units, please see "BUYING AND SELLING UNITS IN THE HIT WORKFORCE HOUSING FUND -- PURCHASING UNITS" in the Prospectus.

----------
(1) A "Labor Organization" is defined in the Declaration of Trust as an organization in which employees participate, directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning terms or conditions of employment, and any employee benefit plan of such an organization, or any other organization which is, in the discretion of the Board of Trustees of the Trust, affiliated with or sponsored by such a Labor Organization.

BROKERAGE FEES

      The Fund will handle all sales and redemptions of Units directly through its transfer agent, and as a result does not engage in any brokerage-related activities. The Fund does not charge brokerage commissions, markups or markdowns on principal transactions.

VALUATION OF UNITS

      The price of Units is based on Net Asset Value as of each quarterly Valuation Date, which is determined by dividing the value of the Fund's investments plus any cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) as of that Valuation Date by the number of Units then outstanding.

      The Fund, through its fund accountant, uses readily available independent market sources that provide the basis for the quarterly valuation of the Fund's assets for which there are readily available market quotations. These values are checked for reasonableness by the Fund staff. The Fund's assets for which there are no readily available market quotations are valued at fair value determined in good faith under procedures approved by the Board of Trustees. The Fund will retain an independent firm to assist it in determining the fair value of such securities. This process, commonly referred to as "marking to market," ensures that the valuation of the assets in the Fund's portfolio accurately reflects the fair value of each investment, based on its unique characteristics. In accordance with the procedures adopted by the Board, the quarterly third-party valuation is reviewed by Fund staff to determine whether valuation adjustments are appropriate based on any material impairments in value arising from specific facts and circumstances of the investment (e.g., mortgage defaults). All such Fund adjustments must be reviewed and approved by the independent valuation firm prior to incorporation into the Net Asset Value.

      The major bond markets in New York are typically closed on New Year's Day, Martin Luther King Jr. Day, President's Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

SHORT-TERM INVESTMENTS

      Investments that mature less than 60 days from the Valuation Date are valued at amortized cost which constitutes fair value under the procedures adopted by the Board of Trustees. Investments in instruments which mature more than 60 days from the Valuation Date are valued at the last reported sales price on the last business day of the quarter or the mean between the reported bid and ask price if there was no sale. Investments in instruments maturing more than 60 days from the Valuation Date for which there are no quoted market prices are valued to reflect current market yields for securities with comparable terms and interest rates.

MORTGAGE SECURITIES AND OTHER SECURITIES

      Mortgage Securities, including securities backed by permanent mortgages and construction loans, participation certificates and other mortgage-backed obligations, and Other Securities are valued using published prices, dealer bids or cash flow models discounted using market-based discount and prepayment rates, developed for each investment category. The market-based discount rate is composed of a risk-free yield (e.g., a United States Treasury Note), adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and maturity to the investment being valued as adjusted for other market considerations. The value of Mortgage Securities backed by loans for which the Fund finances the construction and permanent mortgage is determined based upon the total amount of the commitment for the term of the construction loan plus the permanent mortgage loan. For Mortgage Securities backed by construction-only loans, the outstanding principal balance of the underlying loan is used to approximate value, assuming no decline in credit quality.

STATE AND LOCAL GOVERNMENT CREDIT-ENHANCED MORTGAGE SECURITIES AND PRIVATELY CREDIT-ENHANCED MORTGAGE SECURITIES

      1. Public Ratings. Obligations which carry a public rating from one or more nationally recognized statistical rating organizations are valued to reflect current market yields as determined by giving effect to the average of quotes obtained from dealers in such obligations for securities of comparable quality, interest rates and maturities.

      2. No Public Rating with Recourse to Issuer and/or with Credit Enhancement. Obligations which do not carry a public rating but are with recourse to the issuer and/or have the benefit of credit enhancement from a private or public entity are valued to reflect current market yields as determined by giving effect to the average of quotes obtained from dealers in such obligations for securities of comparable yield and term to maturity and of a quality which, in the Fund's determination, is most nearly comparable to obligations in any one or more of the following categories:

            (a) obligations which carry a private rating upon which the Fund is entitled to rely shall be valued against securities having comparable public or private ratings;

            (b) obligations which are guaranteed or otherwise secured by the general credit or moral obligation of a state or local government or an agency or instrumentality thereof shall be compared to other publicly sold obligations of the particular state or local government or agency or instrumentality thereof carrying comparable guaranties or security arrangements;

            (c) obligations with respect to which no other publicly sold obligations issued or guaranteed or otherwise secured by a particular state or local government or agency or instrumentality thereof are available (for purposes of determining comparable quality) will be valued as if they were comparable in quality to the lowest rated "investment grade" obligations of the particular issuer with respect to which comparable quotes are available, and if the only obligations of such issuer with respect to which comparable quotes are available are of a grade higher than the lowest rated investment grade, the Fund will make an appropriate discount from quotes on such obligations to reflect a reduction to the lowest rated investment grade;

            (d) obligations which have credit enhancement provided through a letter of credit, insurance or another form of guaranty provided by a private entity will be valued against other publicly sold obligations having comparable quality credit enhancement; or

            (e) obligations with respect to which no publicly sold securities of comparable quality are found in accordance with the foregoing guidelines will be valued by management on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

            The averaging of quotes from dealers may be supplemented by application of the following valuation criteria when, in the opinion of management, the application of such supplemental criteria is warranted or desirable:

            (a)   discounting of expected future cash flows;

            (b) assessing the nature of the issuer or the entity providing credit enhancement, as applicable, risks it is subject to, and historical patterns of revenue assessment and collection;

            (c) assessing tangible book value and financial condition of the issuer or the entity providing credit enhancement, as applicable; and/or

            (d) assessing revenue history of the issuer or the entity providing credit enhancement, as applicable.

            Obligations with respect to which a notice of redemption has been issued will be valued on the basis of their current market yield and yield to maturity, if the Fund has no reason to believe that payment on the obligations will not be made at the call date. Any obligations (i) which are in default or (ii) with respect to which one or more underlying assets are in default and there is no mortgage insurance or other credit enhancement available to assure full and timely payment will be valued by management based upon the particular facts and circumstances of the case.

      3. No Public Rating without Recourse to Issuer and without Credit Enhancement. Obligations which do not carry a public rating, are without recourse to the issuer, and are without credit enhancement will be valued by management on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

CONTINGENT INTEREST LOANS

      Contingent interest mortgage loans bear a base rate of interest at a rate below the market rate for non-contingent interest mortgage loans prevailing at the time the loan was made in return for the right to receive as additional interest a portion of (i) net operating or gross cash flow from operations, and/or (ii) proceeds from the sale, refinancing or disposition of the related project. In general, the interest in the early years is lower than would be the case for non-contingent interest mortgage loans, but increases in later years as net operating or gross cash flow increases and/or proceeds of a sale or refinancing are received, and the contingent interest payable in connection therewith is added to the base interest. The Fund, as holder of the contingent interest loan or of an interest therein or of an obligation secured thereby, is entitled to receive the additional interest in excess of the base interest rate. Because the amount of any proceeds from net cash flow cannot be determined in advance, and the amount of any proceeds from a sale or refinancing cannot be determined before a sale or refinancing actually occurs, it is not possible to value the contingent interest feature with precision.

      The values of non-contingent interest mortgage loans are affected primarily by changes in interest rates and secondarily by the performance of the underlying property. With regard to contingent interest mortgage loans, however, the performance of the underlying property becomes a more important determinant of value.

      Contingent interest mortgage loans generally are accounted for by an estimate of the underlying property's value in those circumstances where no exchange market exists. It is possible that the exchange value that would take place between a willing buyer and a willing seller could differ from the estimated value, and that the difference could be significant. The estimated value is determined by an appraisal method that discounts the expected cash flows of the underlying property. During the initial years the investment is carried at outstanding principal amounts plus accrued interest (assuming no inherent credit problems with the underlying property). In later years, as the property matures, the Fund may record appreciation or depreciation in the value of the investment based on whether the performance of the underlying property exceeds or falls short of expectations. As long as the underlying property is projected to generate net operating cash flow at a level that would produce interest above the base rate, the amount of the projected contingent interest obligation is accruable by the Fund throughout the term of the investment. In no event, however, will the carrying value of the underlying property exceed its appraised value at any reporting date.

      Determining the value of underlying properties necessarily requires assumptions and estimates about future events and cash flows of the properties. The Fund intends to engage a qualified MAI appraiser to perform the appraisal of underlying property every five years and to place into effect appropriate procedures to assess the relevance of individual appraisals so that the Fund may update them annually.

      In addition to the valuation methods described above, all investments are reviewed and appropriate adjustments are made to reflect the effect of income (collected or accrued), realized and unrealized gains and losses, expenses and any material impairments in value arising from the specific conditions of investment (e.g., mortgage in default).

OTHER LOANS

      Construction and/or permanent mortgage loans, mezzanine loans, credit-enhanced bridge loans and obligations which do not carry a public rating and/or are without credit enhancement will be valued by management on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

      Pro rata distributions of net income earned during the preceding quarter are paid to Participants each quarter. Such distributions are made in cash. Pursuant to an Internal Revenue Service ruling received by the Fund, a Participant may authorize the Fund automatically to reinvest any distributions to which the Participant is entitled in the Fund in exchange for a corresponding amount of Units, calculated at the Net Asset Value as of the end of the calendar quarter.

TAX ISSUES

      The Prospectus contains information about the federal income tax considerations applicable to the Fund and certain federal income tax consequences of ownership of Units. Certain supplementary information is presented below.

      The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not Participants) from paying federal income tax on income which is distributed to Participants and permits net capital gains of the Fund (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term and long-term capital losses) to be treated as capital gains of the Participants, regardless of how long Participants have held their Units in the Fund.

      Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities and loans, and gains from the sale or other disposition of securities, loans or interests therein or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the Fund distribute to Participants at least 90% of its net taxable investment income (including short-term capital gains) other than long-term capital gains and 90% of its net tax exempt interest income in each year.

      The Fund would be subject to a 4% non-deductible excise tax on certain amounts if they were not distributed (or not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to Participants each year an amount sufficient to avoid the imposition of such excise tax.

      The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by the Fund also may be subject to the market discount rules.

PERFORMANCE DATA

YIELD

      The Fund may from time to time advertise its performance as calculated over a 30-day period. An important component of total return for an investment in the Fund is yield.

      Yield is calculated according to the following formula:

                    YIELD = 2 [ (A-B/CD) + 1)(6)-1]
                                 ------

                    Where  A =   interest income earned during period
                           B =   expenses for the period
                           C =   average daily number of shares outstanding
                           D =   maximum offering price per share on last
                                 day of period

Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the Fund is held, but also on any realized or unrealized gains and losses and changes in the Fund's expenses.

TOTAL RETURN

      The Fund may periodically include its average annual total return and other total return data in advertisements or information furnished to present or prospective Participants. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return for Fund Units is calculated according to the following formula:

                    P(1 + T)(n) = ERV

                    Where  P =    a hypothetical initial payment of $50,000
                           T =    average annual total return
                           n =    number of years
                           ERV =  ending redeemable value of a hypothetical
                                  $50,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fraction thereof).

      Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Fund at the beginning of each specified period.

      The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods. Such data will be computed as described above, except that as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted.

      The Fund's total return will vary depending on market conditions, the investments comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and a Participant's Units, when redeemed, may be worth more or less than their original cost.

OTHER

      On occasion, the Fund may compare its performance to that of the Lehman Brothers Aggregate Bond Index, other industry indices, averages or data, or other funds with similar investment objectives in marketing materials, reports to Participants, or other communications. The following publications, reports, benchmarks, indices and averages, as well as others, may be discussed or otherwise used in communications: Pension and Investment Performance Evaluation Reporting; Nelson Reporting; Lipper Mutual Fund Performance Analysis; Lipper Mutual Fund Indices; Lehman Brothers Indices; or Salomon Smith Barney Indices. References to financial publications that may discuss the Fund or rate Fund performance over various time periods (such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, Pensions & Investments, etc.) may also be used in communications. The Fund may also reprint and distribute articles from these and other publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and coefficient of correlation. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

GENERAL INFORMATION

AUDITORS AND FINANCIAL STATEMENTS


      It is expected that the Board of Trustees and the Fund's initial Participant will approve Ernst & Young, LLP (E&Y), as the Fund's independent registered public accounting firm for its first fiscal year. E&Y may also perform certain non-audit related services, from time to time, after receiving prior authorization from the Fund's Audit Committee. The Fund's Audit Committee prohibits the provision of non-audit related services by the Fund's independent registered public accounting firm absent prior review and authorization of the proposed services.


CUSTODIAN AND TRANSFER AGENT


      The Fund is expected to enter into a Transfer Agency Services Agreement with PNC Global Investment Servicing (PNCGIS) (formerly PFPC, Inc.), a mutual fund services company whose principal office is located at 301 Bellevue Parkway, Wilmington, DE 19809. Pursuant to provisional agreement, PNCGIS will serve as the Fund's transfer agent, registrar, distribution disbursing agent and provide certain reporting and other services to Participants. Under the agreement, the Fund would pay PNCGIS an annual fee of $50,000 (plus certain fees and expenses).

      The Fund is expected to enter into a Custodian Services Agreement with PFPC Trust Company (PFPC Trust), whose principle office is located at 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153. Pursuant to provisional agreement, PFPC Trust serves as the Fund's custodian. Under the agreement, the Fund will pay PFPC Trust an annual fee of $27,000 (plus certain fees and expenses).


LEGAL MATTERS

      Certain legal matters in connection with the offering of Units were reviewed for the Fund by Bingham McCutchen LLP, 2020 K Street, N.W., Washington, DC 20006 and Wilmer Cutler Pickering Hale and Dorr LLP 1875 Pennsylvania Ave., N.W., Washington, DC 20006.

INSURANCE AND BONDING


      As of the date of this document, the Trust maintains professional liability insurance coverage with Executive Risk Indemnity Inc. for $10,000,000 and with excess coverage with Executive Liability Underwriters for an additional $10,000,000 (for $20,000,000 of total coverage, pursuant to policies that expire on March 3, 2009). general liability insurance coverage with Travelers Indemnity Company for $2,000,000 with an umbrella policy for an additional $5,000,000 pursuant to policies that expire on March 24, 2009. Prior to the commencement of operations, the Fund will also be covered, together with the HIT Fund, in accordance with rule 17g-1 of the Investment Company Act, under a Form 14 Financial Institution Bond for $15,000,000 with the Fidelity and Deposit Trust Company of Maryland that expires on May 17, 2011. This bond exceeds the minimum amount required

(based on the Fund's assets) under rule 17g-1 of the Investment Company Act. Copies of the Fund's certificates of insurance for these and other miscellaneous policies will be provided upon request. The Fund's insurance policies may be amended or renewed on different terms.

PRESS RELEASES AND REPORTS AND OTHER COMMUNICATIONS

      From time to time, the Fund will issue press releases, reports, newsletters or other materials concerning its financing of particular housing projects, its involvement in particular housing development initiatives, its investment in particular geographic areas, its use of union labor in its projects, or its participation in programs to increase opportunities for homeownership. These materials will often be directed at educating prospective real estate developers, housing groups, non-profit organizations, public officials, or the broad labor community concerning the activities of the Fund in these areas. The materials may also contain information about the Series A--AFL-CIO Housing Investment Trust or about the AFL-CIO Building Investment Trust or the AFL-CIO Urban Development Fund, which are other investment vehicles associated with the AFL-CIO Investment Program.

FINANCIAL STATEMENTS

      The Fund has not yet completed its first fiscal year and has not yet generated audited financial statements.

                                   APPENDIX A

                    STANDARD & POOR'S DEBT RATING DEFINITIONS

ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation;

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                                   APPENDIX B

               STANDARD & POOR'S HFA GO DEBT AND STATE HFA ISSUER

HFA ICR Criteria

Standard & Poor's analytical approach to assessing an issuer credit rating (ICR) for an HFA takes market, as well as agency-specific, risks into account, particularly when evaluating how an agency generates revenues and what factors could adversely affect its ability to service its GO debt. In assigning HFA ICRs, Standard & Poor's assesses the stability and level of agency capital available to absorb loan losses and other charges related to its debt structure, as well as the quality and liquidity of its assets. ICRs entail an in-depth assessment of financial strength, management, and the agency's relationship with state or local government. Economic factors endemic to the state or locality in which the agency operates also are considered in light of the agency's financial position and the loan portfolio.

Agency assets consist primarily of mortgage loans for single-family homeownership and multifamily rental housing for low- and moderate-income individuals and families. The relatively low tax-exempt interest rates and access to federal, state, and local housing assistance programs provide the necessary subsidy to create high-quality, below-market-rate loans. In addition, HFAs are answerable to state legislatures and other governmental entities. The public nature of HFAs makes the autonomy of their management and security of general net assets an important credit consideration.

Standard & Poor's evaluates the capacity and willingness of HFAs to repay GO debt by examining key analytical areas:

      o     Earnings quality, financial strength, and capital adequacy,

      o     Asset quality,

      o     Debt levels and types,

      o     Management and legislative mandate, and

      o     Economy.

Earnings quality, financial strength, and capital adequacy

In order to gauge earnings quality and stability, Standard & Poor's generally reviews financial performance for the most recent five years, with emphasis placed on any notable fluctuations. A premium is placed on consistency of performance. However, one bad year is not necessarily a negative factor, unless it signifies the beginning of a permanent shift.

Standard & Poor's uses income statement analysis to evaluate revenue sources, cost controls, and profitability in tandem with a balance sheet analysis of liquidity, capitalization, and asset quality as discussed below. Both approaches involve evaluation of an agency's cash accumulation levels, types of investments, interfund borrowing, historical use of debt, loan loss reserves, REO, net charge-offs, equity, and quality of unrestricted net assets.

The principal areas of analysis are leverage, profitability, asset quality and liquidity. While all these factors are important, Standard & Poor's tends to place the highest emphasis on equity, since it gives an indication of the resources available to sustain operations in difficult circumstances or fund programs that further the mission of expanding housing affordability. HFAs tend to be well-capitalized entities that have been able to build equity in various environments.

Profitability indicates how efficiently an agency operates. Agencies that are able to grow large loan portfolios typically have higher profitability than those whose portfolios are stable or declining. The ability of an HFA to issue debt at a low enough rate to support affordable loans at a higher rate, "earning spread", is a key element to profitability and speaks to an agency's financial acumen and access to capital markets.

Standard & Poor's will adjust leverage and profitability measures for GASB 31, the accounting rule that requires governmental entities to reflect their assets and income for changes in the value of investments. HFAs have considerable investments that they will hold until the term of the bond issue. GASB 31 requires these investments to be reflected at market value and for that change in value to be reflected as a loss or gain in income. Because agencies will not liquidate investments prior to their maturity at face value, GASB 31 is not relevant to HFAs and introduces unnecessary volatility in net income and net assets.

Besides the asset quality elements described below, Standard & Poor's assesses an HFA's loan portfolio through ratios. The main ratios measure an agency's loans that are at least 60 days or more delinquent or in foreclosure against an agency's assets and reserves. An agency with a comparably high percent of NPAs to assets may not be penalized as much if it has a high level of reserves to cover losses on those loans.

The final set of ratios measure an agency's liquidity to cover short-term financial needs. The main ratio of loans to assets tends to be among the most stable of all HFA ratios. While desirable, high liquidity is often at odds with an agency's mission of providing access to loans and reduces profitability. As a result, liquidity ratios often receive the lowest weight in terms of significance.

The financial analysis described above is viewed within the risk profile of an agency. One tool that Standard & Poor's incorporates to determine an agency's risk profile is capital adequacy analysis. This process involves adjusting an agency's equity for any risks and shortfalls it may have to cover in scenarios that include default or catastrophe, such as an earthquake. Standard & Poor's will evaluate an HFA's loans, contractual obligations and restrictions on equity to determine what assets would be available for the agency to honor its commitments or maintain the ratings on various bonds.

Standard & Poor's typically uses three principal ratios to measure an HFA's capital adequacy:

      o Adjusted unrestricted assets to total debt outstanding (leverage ratio),

      o Adjusted unrestricted assets to total GO debt outstanding (GO leverage ratio), and

      o     GO debt exposure (GO debt to total debt outstanding).

Standard & Poor's adjusts an agency's unrestricted assets based on the level of reserves needed to support GO debt and surpluses available from secured bond resolutions that are available for transfer to the agency's general fund. The "adjusted" unrestricted assets position is then divided by total debt and GO debt (rating dependent) in order to gauge the level of assets available to all bondholders.

HFAs with an investment-grade ICR are expected to maintain a minimum leverage ratio of 4%, with available liquid assets equal to 2% of total loans outstanding.

GO debt exposure is a good measure of the potential dispersion of an agency's unrestricted assets in the event a call to the agency is required for debt service on GO debt. The ratio is derived by dividing GO debt (rating dependent) by total agency debt outstanding. Exposure is classified as low (0%-20%), moderate (21%-50%) and high (above 50%). Standard & Poor's is concerned with an increasing GO debt exposure ratio in conjunction with deterioration in unrestricted assets, as measured by the leverage ratios and the GO debt leverage ratio.

Asset quality

In light of the fact that HFAs cannot levy taxes or raise user fees, the assessment of asset quality, in tandem with earnings quality, is of paramount importance in determining an appropriate ICR. This is important even for HFAs that have no GO debt outstanding. Many HFAs have built up considerable equity in their general funds and bond programs and have significant control of these assets. In order to determine the likelihood of asset accumulation over time and the likelihood of availability, Standard & Poor's evaluates the quality of the agency's mortgage collateral, focusing on portfolio size, dwelling type, loan types, payment characteristics, mortgage insurance and guarantees, loan underwriting criteria, and location. The agency's loan portfolio performance is measured against comparable agency and Mortgage Bankers Association (MBA) delinquency statistics to determine relative performance, and historical losses are measured to determine the effect on net assets.

Standard & Poor's also evaluates the quality of the agency's investment portfolio. In many instances, investments make up a significant portion of an agency's asset base. In general, Standard & Poor's analysis focuses on the investment of net assets, restricted and unrestricted, as well as bond funds. The amount of funds being invested, who manages the money, how daily investment decisions are made, and the guidelines that are in place are reviewed. Principal protection and liquidity should be the primary goals of an HFA's investment policy.

Standard & Poor's must feel comfortable that a municipal issuer, such as an HFA, has specific guidelines and systems in place to manage its exposure to derivative products and interest rate volatility.

Standard & Poor's will evaluate an HFA's investments in intergovernmental pools to determine credit quality. These investments can further the goal of principal protection and liquidity if they are prudently managed and consist of high quality securities among other things.

Debt levels

Since HFAs are generally highly leveraged entities, an agency's GO debt philosophy--as it relates to the other ICR rating factors--is a crucial determinant of credit quality. If an HFA serves as a conduit and issues limited or special obligation bonds backed only by mortgages, risk associated with debt repayment is unlikely to pose risk to the HFA's unrestricted assets. In cases when an agency pledges its general obligation as ultimate credit support, risk to the agency is potentially increased. This will be particularly true if the HFA is issuing GO bonds to finance non-earning assets. Standard & Poor's refers to this risk as GO debt exposure. This exposure may be quantified through the GO debt exposure ratio as discussed above. Another factor is the agency's exposure to interest rate and other risks through the issuance of variable rate debt and hedging instruments. Standard & Poor's Debt Derivative Profile (DDP) evaluates an issuer's risks related to debt-associated derivatives. A discussion of the methodology is included in the Municipal Swap Criteria.

Management and legislative mandate

Standard & Poor's assesses the operating performance of HFAs, focusing on organization, philosophy, strategies, and administrative procedures. Standard & Poor's assesses the continuity of management and the agency's ability to resolve difficult situations during its operating history. The agency's administrative capabilities, such as portfolio oversight, loan-servicing capability, planning procedures, and sophistication of technology, are key factors in evaluating management.

Next, financial management is considered through historical financial performance, as well as the experience and qualifications of financial personnel and overall management. Although some aspects of financial management, such as cash flow generation, may be contracted out, effective management includes active review and oversight of all financial operations.

In evaluating an HFA's legislative mandate, Standard & Poor's needs to be assured that the long-term viability of the agency has the full support of public officials. Security of agency net assets and continued management autonomy are essential. In many instances, much of the initial funding for the agencies may have been provided by the state or locality, and key members of the agencies may be appointed by elected officials.

The key to this analysis is to identify detractors of the authority, if there are any, and find bipartisan support for the authority's programs. This can be demonstrated by a history of legislative approvals of annual budgets, special programs, additional funding, housing legislation, and so forth. Also, the autonomy of the management team, should be unaffected by gubernatorial and legislative elections. Strong agencies also anticipate the housing needs of the legislatures' constituents and continue to develop programs to address them.

Economy

Analysis of the state or local economic base includes evaluating the impact of changes in demand for housing, the impact of changing regulatory and legislative environment for low- and moderate-income housing, and the dependence on specific industries and how that may affect the agency's mortgage portfolio.

Housing in larger states with more diverse economies is less affected by economic trends than housing in smaller geographic regions. Therefore, the critical factors will vary based upon the region in which the HFA operates.

KEY FINANCIAL RATIOS

The following are some of the ratios Standard & Poor's uses in analyzing the financial performance and earnings quality of state HFAs. While many other ratios may be incorporated on a case-by-case basis, these ratios provide a benchmark for comparison among other state HFAs.

Profitability Ratios

Return on average assets is the most comprehensive measure of an agency's performance. However, when evaluating return on assets, it is necessary to examine both the amount and quality of the reported earnings. Net interest income margin measures the most important source of quality earnings-net interest income. The ratio is affected by the volume and type of earning assets, as well as the cost of funds. Key to continued profitability is an agency's ability to manage its net interest margin.

Leverage Ratios

Adjusted unrestricted assets to total debt, adjusted unrestricted assets to total GO debt, total equity to assets and total equity and reserves to total loans measure an agency's capital base available to promote investor confidence and absorb operating deficiencies. GO debt to total debt (GO debt exposure ratio) measures the extent to which an agency has leveraged its GO pledge. It is a good indicator of the potential dispersion of an agency's unrestricted assets to support GO debt.

Liquidity Ratios

Total loans to assets and total investments to assets measure an agency's ability to access funds for short-term demands.

Asset Quality Ratios

Nonperforming assets to total loans, net charge-offs to nonperforming assets, loan-loss reserves to loans, and loan-loss reserves to nonperforming assets measure the diversity and quality of an agency's portfolio of earning assets. Net charge-offs are an indication of the actual loss experience of the mortgage portfolio, while loan-loss reserves should be adequate to absorb those losses.

                                   APPENDIX C

                    STANDARD & POOR'S DEBT RATING DEFINITIONS

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1. A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2. A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3. A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

                                   APPENDIX D

                         MOODY'S DEBT RATING DEFINITIONS

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                                   APPENDIX E

                   MOODY'S COMMERCIAL PAPER RATING DEFINITIONS

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS:

(a)   Articles  of   Incorporation.   The   Registrant's   current  articles  of
      incorporation, charter, declaration of trust or corresponding instruments and any related amendment.

            (1) Declaration of Trust, as amended through August 16, 2007. Incorporated herein by reference to the same document filed as Exhibit (a)(1) to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 49) and the Investment Company Act of 1940 (Amendment No. 52), as filed with the SEC on February 29, 2008.

(b) By-laws. The Registrant's current by-laws or corresponding instruments and any related amendment.

            (1) By-laws, as amended through May 18, 2004. Incorporated herein by reference to the same document filed as Exhibit (b)(1) to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 43) and the Investment Company Act of 1940 (Amendment No.46), as filed with the SEC on August 27, 2004.

(c) Instruments Defining Rights of Security Holders. Instruments defining the rights of holders of the securities being registered, including the relevant portion of the Registrant's articles of incorporation or by-laws.

            (1) Reference is hereby made to Articles V and VI of the Registrant's Declaration of Trust, as amended through August 16, 2007. Incorporated herein by reference to the same document filed as Exhibit (a)(1) to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 49) and the Investment Company Act of 1940 (Amendment No. 52), as filed with the SEC on February 29, 2008. Reference is made to Article II of the Registrant's By-laws, as amended through May 18, 2004. Incorporated by reference to the same document filed as Exhibit (b)(1) to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 43) and the Investment Company Act of 1940 (Amendment No.46), as filed with the SEC on August 27, 2004.


(d) Investment Advisory Contracts. Investment advisory contracts relating to the management of the assets of any series of the Registrant.


            (Not  applicable)

(e) Underwriting Contracts. Underwriting or distribution contracts between the Registrant and a principal underwriter, and agreements between principal underwriters and dealers.

            (Not  applicable)

(f) Bonus or Profit Sharing Contracts. Bonus, profit sharing, pension, or similar contracts or arrangements in whole or in part for the benefit of the Registrant's directors or officers in their official capacity. Describe in detail any plan not included in the formal document.

            (1) Summary of AFL-CIO Staff Retirement Plan dated November, 1999. Incorporated herein by reference to the same document filed as
                  Exhibit 3 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 34) and the Investment Company Act of 1940 (Amendment No.37), as filed with the SEC on April 27, 2001.

            (2) Summary of AFL-CIO Housing Investment Trust 401(k) Retirement Plan, as of December, 2002. Incorporated herein by reference to the same document filed as Exhibit 2 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective

                  Amendment No. 40) and the Investment Company Act of 1940 (Amendment No. 43), as filed with the SEC on May 1, 2003.


(g)   Custodian Agreements.  Custodian agreements and depository contracts under section 17(f) [15 U.S.C. 80a-17(f)] concerning the securities of any series of the Registrant and similar investments, including the schedule of remuneration.

            (1) Custody Services Agreement, dated as of February 23, 2004, with PFPC Trust. Incorporated herein by reference to the same document filed as Exhibit (g)(1) to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 42) and the Investment Company Act of 1940 (Amendment No. 45), as filed with the SEC on April 29, 2004.

            (2) Transfer Agency Services Agreement, dated as of February 23, 2004 with PFPC Inc. Incorporated herein by reference to the same document filed as Exhibit (g)(2) to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 42) and the Investment Company Act of 1940 (Amendment No. 45), as filed with the SEC on April 29, 2004.


(h) Other Material Contracts. Other material contracts not made in the ordinary course of business to be performed in whole or in part on or after the filing date of the registration statement.

            (Not  applicable)

(i) Legal Opinions. An opinion and consent of counsel regarding the legality of the securities being registered, stating whether the securities will, when sold, be legally issued, fully paid, and nonassessable.


            (1) Opinion letter and written consent of Bingham McCutcheon LLP, dated September 15, 2008, is filed as Exhibit (i)(1) to this Registration Statement.


(j) Other Opinions. Any other opinions, appraisals, or rulings, and related consents relied on in preparing the registration statement and required by section 7 of the Securities Act [15 U.S.C. 77g].


            (Not  applicable)


(k)   Omitted Financial Statements. Financial statements omitted from Item 22.

            (Not  applicable)

(l) Initial Capital Agreements. Any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial shareholders and written assurances from promoters or initial shareholders that purchases were made for investment purposes and not with the intention of redeeming or reselling.

            (Agreements for Advances, executed September 24, 1981, September 25, 1981, October 19, 1981 and April 16, 1982, previously submitted, have expired.)


(m) Rule 12b-1 Plan. Any plan entered into by any series of the Registrant under rule 12b-1 and any agreements with any person relating to the plans implementation.

            (1) Plan for Distribution as amended, dated December 7, 1999. Incorporated herein by reference to the same document filed as
                  Exhibit 15 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No.
                  32) and the Investment Company Act of 1940 (Amendment No.35), as filed with the SEC on May 1, 2000.

(n) Rule 18f-3 Plan. Any plan entered into by the Registrant under rule 18f-3 and any agreement with any person relating to the plan's implementation and any amendment to the plan or an agreement.

            (Not applicable)

(o)   Reserved.

(p) Codes of Ethics. Any codes of ethics adopted under rule 17j-1 of the Investment Company Act [17 CFR 270.17j-1] and currently applicable to the Registrant (i.e., the codes of the Registrant and its investment advisers and principal underwriters). If there are no codes of ethics applicable to the Registrant, state the reason (e.g., that the Fund is a Money Market
      Fund).


            (1) The Rule 17j-1 Trust Code of Ethics as amended through November 13, 2007. Incorporated herein by reference to the same document filed as Exhibit (p)(1) to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 49) and the Investment Company Act of 1940 (Amendment No. 52), as filed with the SEC on February 29, 2008.


Other Exhibits:

            (1) Powers of Attorney for Trustees Sweeney, Latimer, Stanley, Hurt, Spear, Ravitch, and Trumka. Incorporated herein by reference to the same documents filed as Exhibit 18(a) to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 32) and the Investment Company Act of 1940 (Amendment No.35), as filed with the SEC on May 1, 2000.

            (2) Power of Attorney for Trustee Flynn. Incorporated herein by reference to the same documents filed as Exhibit 18(c) to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 33) and the Investment Company Act of 1940 (Amendment No.36), Registration No.2-78066, as filed with the SEC on May 30, 2000.

            (3) Power of Attorney for Trustee Frank. Incorporated herein by reference to the same document filed as Exhibit 3 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 41) and the Investment Company Act of 1940 (Amendment No. 44), as filed with the SEC on August 29, 2003.

            (4) Powers of Attorney for Trustees Williams and Quinn. Incorporated herein by reference to the same documents filed as Exhibit 3 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 45) and the Investment Company Act of 1940 (Amendment No.48), as filed with the SEC on August 31, 2005.

            (5) Powers of Attorney for Trustees Ayers and Holt Baker. Incorporated herein by reference to the same documents filed as Exhibit 3 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 50) and the Investment Company Act of 1940 (Amendment No. 53), as filed with the SEC on April 29, 2008.

            (6) Power of Attorney for Chief Executive Officer Coyle. Incorporated herein by reference to the same documents filed as Exhibit 18(b) to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 32) and the Investment Company Act of 1940 (Amendment No. 35), as filed with the SEC on May 1, 2000.

            (7) Power of Attorney for Chief Financial Officer Khatchadourian. Incorporated herein by reference to the same document filed as
                  Exhibit 14 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 34) and the Investment Company Act of 1940 (Amendment No.37), as filed with the SEC on April 27, 2001.

            (8) Statement of Key Housing Investment Trust Obligations. Incorporated herein by reference to the same document filed as
                  Exhibit 1 to the Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 39) and the Investment Company Act of 1940 (Amendment No.42), as filed with the SEC on September 27, 2002.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

      None.

ITEM 25. INDEMNIFICATION.

      Pursuant to Section 4.8 of the Registrant's Declaration of Trust (see Exhibit (a)(1) under "Exhibits" above), each Trustee and officer and each former Trustee and officer shall be indemnified against fines, judgments, amounts paid in settlement and expenses, including attorney's fees, actually and reasonably incurred in connection with any pending or threatened criminal action, civil suit or administrative or investigative proceeding (any "matter") against him or her arising by reason of the fact that he or she is or was a Trustee or officer of the Registrant, or by reason of actions taken by him or her as such Trustee or officer, if it is found that his or her liability does not result from willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office ("disabling conduct"). The finding that liability does not arise from disabling conduct may be made in a final decision by a court or other body before which the matter giving rise to the expense or liability was brought or, in the absence of such a decision, by
(a) the vote of a majority of a quorum of Trustees who are neither interested persons of the Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to such matter (disinterested non-party trustees) or (b) an independent legal counsel in a written opinion. Expenses of the kind eligible for indemnification may be paid as incurred by a Trustee or officer in advance of final disposition of a matter upon receipt of an undertaking by the recipient to repay such amount unless it is ultimately determined that he is entitled to indemnification hereunder if (a) the indemnitee provides security for his or her undertaking, (b) the Registrant is insured for losses arising by reason of any lawful advances or (c) a majority of a quorum of disinterested non-party Trustees or independent legal counsel (in a written opinion) determines, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. Section 4.8 is intended to provide indemnification to Trustees and officers to the full extent permitted by law and is to be construed and enforced to that extent.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

      None

ITEM 27. PRINCIPAL UNDERWRITERS.

      None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      All  accounts,  books,  and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained in the possession of the Chief Executive Officer of the Registrant, 2401 Pennsylvania Avenue, N.W., Suite 200, Washington, D.C. 20037.

ITEM 29. MANAGEMENT SERVICES.

      None.

ITEM 30. UNDERTAKINGS.

      None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington, District of Columbia on the 15th day of September, 2008.


                              AMERICAN FEDERATION OF LABOR AND CONGRESS OF
                              INDUSTRIAL ORGANIZATIONS HOUSING  INVESTMENT
                              TRUST, on behalf of its Series B HIT WorkForce Housing Fund

                              By:

                               /s/ Stephen Coyle
                              ----------------------------------
                              Stephen Coyle
                              Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 15th day of September, 2008:


                               /s/ Richard Ravitch *
                              ----------------------------------
                              Richard Ravitch
                              Chairman

                               /s/ Mark Ayers *
                              ----------------------------------
                              Mark Ayers
                              Trustee

                               /s/ John J. Flynn *
                              ----------------------------------
                              John J. Flynn
                              Trustee

                               /s/ Arlene Holt Baker *
                              ----------------------------------
                              Arlene Holt Baker
                              Trustee

                               /s/ Frank Hurt *
                              ----------------------------------
                              Frank Hurt
                              Trustee

                               /s/ John Sweeney *
                              ----------------------------------
                              John Sweeney
                              Trustee

                               /s/ Richard L. Trumka *
                              ----------------------------------
                              Richard L. Trumka
                              Trustee

                               /s/ James A. Williams *
                              ----------------------------------
                              James A. Williams
                              Trustee

                               /s/ Stephen Frank *
                              ----------------------------------
                              Stephen Frank
                              Trustee

                               /s/ George Latimer *
                              ----------------------------------
                              George Latimer
                              Trustee

                               /s/ Tony Stanley *
                              ----------------------------------
                              Tony Stanley
                              Trustee

                               /s/ Marlyn J. Spear *
                              ----------------------------------
                              Marlyn J. Spear
                              Trustee

                               /s/ Jack Quinn *
                              ----------------------------------
                              Jack Quinn
                              Trustee

                               /s/ Stephen Coyle
                              ----------------------------------
                              Stephen Coyle
                              Chief Executive Officer (Principal
                               Executive Officer)

                               /s/ Erica Khatchadourian
                              ----------------------------------
                              Erica Khatchadourian
                              Chief Financial Officer



                              * Helen R. Kanovsky, by signing her name hereto,
                        signs this document on behalf of each of the persons so indicated above pursuant to powers of attorney duly executed by such person and previously filed with the SEC.

                              /s/ Helen R. Kanovsky
                              ---------------------------------
                              Helen R. Kanovsky

                                INDEX TO EXHIBITS

      (i)(1) Opinion letter and written consent, dated September 15, 2008, of Bingham McCutcheon LLP.


                                       3